FIRST QUARTER 2008

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.  Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”).  In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein.  Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings.  Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

INDEX

PAGE(S)
I. COMPANY BACKGROUND
• About the Company / Other Corporate Data	5
• Board of Directors / Executive Officers	6
• Equity Research Coverage /Company Contact Information	7

II. FINANCIAL HIGHLIGHTS
• Quarterly Summary / Dividends / Leasing	9
• Leasing (continued)	10
• Information About FFO	10-11
• Key Financial Data	12
• Same-Store Results and Analysis	13
• Unconsolidated Joint Ventures Summary	14-16
• Select Financial Ratios	17
• Debt Analysis:
• Debt Breakdown / Future Repayments	18
• Debt Maturities	19
• Debt Detail	20

III. FINANCIAL INFORMATION
• Consolidated Statements of Operations	22
• Consolidated Balance Sheets	23
• Consolidated Statement of Changes in Stockholders’ Equity	24
• Statements of Funds from Operations	25
• Statements of Funds from Operations Per Diluted Share	26
• Reconciliation of Basic-to-Diluted Shares/Units	27

IV. VALUE CREATION PIPELINE
• Operating Property Acquisitions	29
• Properties Commencing Initial Operations	30
• Summary of Construction Projects	31
• Summary of Land Parcels	32
• Rental Property Sales/Rental Property Held For Sale	33

V. PORTFOLIO/ LEASING STATISTICS
• Leasing Statistics	35-37
• Market Diversification (MSA’s)	38
• Industry Diversification (Top 30 Tenant Industries)	39
• Consolidated Portfolio Analyses:
Breakdown by:
(a) Number of Properties	40
(b) Square Footage	41
(c) Base Rental Revenue	42
(d) Percentage Leased	43
• Consolidated Property Listing (by Property Type)	44-52
• Significant Tenants (Top 50 Tenants)	53-54
• Schedules of Lease Expirations (by Property Type)	55-59

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

The Company considers portions of this information to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act.  Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items.  Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate.  Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved.  Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Among the factors about which the Company has made assumptions are:

•	changes in the general economic climate and conditions, including those affecting industries in which the Company’s principal tenants operate;

•	the extent of any tenant bankruptcies or of any early lease terminations;

•	the Company’s ability to lease or re-lease space at current or anticipated rents;

•	changes in the supply of and demand for office, office/flex and industrial/warehouse properties;

•	changes in interest rate levels;

•	changes in operating costs;

•	the Company’s ability to obtain adequate insurance, including coverage for terrorist acts;

•	the availability of financing;

•	changes in governmental regulation, tax rates and similar matters; and

•
other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

For further information on factors which could impact us and the statements contained herein, you are advised to consider the “Risk Factors” contained in the Company’s Annual Report on Form 10-K, as may be supplemented or amended in the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference.  The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

I.	COMPANY BACKGROUND

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

I.  COMPANY BACKGROUND

About the Company

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $5.1 billion at March 31, 2008.  Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly-traded REIT since 1994.  Mack-Cali owns or has interests in 294 properties, primarily class A office and office/flex buildings, totaling approximately 33.7 million square feet, serving as home to approximately 2,200 tenants.  The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 11.3 million square feet of additional commercial space.

History

Established over 50 years ago, in 1994 the New Jersey-based firm, Cali Realty, became a publicly-traded company listed on the New York Stock Exchange under the ticker symbol CLI.  Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

Mack-Cali’s strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary
(as of March 31, 2008)

Corporate Headquarters	Edison, New Jersey
Fiscal Year-End	12/31
Total Properties	294
Total Square Feet	33.7 million square feet
Geographic Diversity	Six states and the District of Columbia
New Jersey Presence	23.4 million square feet
Northeast Presence	33.7 million square feet
Common Shares and
Units Outstanding	80.7 million
Dividend-- Quarter/Annualized	$0.64/$2.56
Dividend Yield	7.2%
Total Market Capitalization	$5.1 billion
Senior Debt Rating	BBB (S&P and Fitch);
Baa2 (Moody’s)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Board of Directors

William L. Mack, Chairman of the Board
Martin S. Berger	David S. Mack
Alan S. Bernikow	Alan G. Philibosian
John R. Cali	Irvin D. Reid
Kenneth M. Duberstein	Vincent Tese
Nathan Gantcher	Roy J. Zuckerberg
Mitchell E. Hersh

Executive Officers

Mitchell E. Hersh, President and Chief Executive Officer

Barry Lefkowitz, Executive Vice President and Chief Financial Officer

Roger W. Thomas, Executive Vice President, General Counsel and Secretary

Michael A. Grossman, Executive Vice President

Mark Yeager, Executive Vice President

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Equity Research Coverage

Banc of America Securities, LLC Mitchell B. Germain (212) 847-5794	Keybanc Capital Markets Jordan Sadler (917) 368-2280
Bear, Stearns & Co., Inc. Ross Smotrich (212) 272-8046	Lehman Brothers David Harris (212) 526-1790
Citigroup Michael Bilerman (212) 816-1383	Merrill Lynch Ian Weissman (212) 449-6255
Deutsche Bank-North America Louis Taylor (212) 250-4912	Morgan Stanley David Cohen (212) 761-8564
Goldman Sachs & Co. Jonathan Habermann (917) 343-4260	Stifel Nicolaus & Company, Inc. John Guinee (443) 224-1307
Green Street Advisors Michael Knott (949) 640-8780	UBS Investment Research James C. Feldman / Jonathan Petersen (212) 713-4932 / (212) 713-4057
Keefe, Bruyette & Woods, Inc. Shelia K. McGrath (212) 887-7793	Wachovia Securities Christopher Haley (443) 263-6773

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
343 Thornall Street
Edison, New Jersey 08837-2206
Phone: (732) 590-1000	Web: www.mack-cali.com
Fax: (732) 205-8237	E-mail: investorrelations@mack-cali.com

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

II.  FINANCIAL HIGHLIGHTS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

II.  FINANCIAL HIGHLIGHTS

Quarterly Summary

The following is a summary of the Company’s recent activity:

Net income available to common shareholders for the first quarter 2008 equaled $14.9 million, or $0.23 per share, versus $18.6 million, or $0.28 per share, for the same quarter last year.

Funds from operations (FFO) available to common shareholders for the quarter ended March 31, 2008 amounted to $70.9 million, or $0.88 per share, versus $70.1 million, or $0.86 per share, for the quarter ended March 31, 2007.

Total revenues for the first quarter 2008 were $194.7 million as compared to $193.3 million for the same quarter last year.

All per share amounts presented above are on a diluted basis.

The Company had 65,680,674 shares of common stock, 10,000 shares of 8 percent Series C cumulative redeemable perpetual preferred stock ($25,000 liquidation value per share), and 14,982,538 common operating partnership units outstanding as of March 31, 2008.  The Company had a total of 80,663,212 common shares/common units outstanding at March 31, 2008.

As of March 31, 2008, the Company had total indebtedness of approximately $2.2 billion, with a weighted average annual interest rate of 5.80 percent.  The Company had a total market capitalization of $5.1 billion and a debt-to-undepreciated assets ratio of 40.8 percent at March 31, 2008.  The Company had an interest coverage ratio of 3.2 times for the quarter ended March 31, 2008.

Dividends

In March, the Company’s Board of Directors declared a cash dividend of $0.64 per common share (indicating an annual rate of $2.56 per common share) for the first quarter 2008, which was paid on April 14, 2008 to shareholders of record as of April 3, 2008.

The Board also declared a cash dividend on the Company’s 8 percent Series C cumulative redeemable perpetual preferred stock ($25 liquidation value per depositary share, each representing 1/100th of a share of preferred stock) equal to $0.50 per depositary share for the period January 15, 2008 through April 14, 2008.  The dividend was paid on April 15, 2008 to shareholders of record as of April 3, 2008.

Leasing

Mack-Cali’s consolidated in-service portfolio was 92.1 percent leased at March 31, 2008, as compared to 92.7 percent at December 31, 2007.

For the quarter ended March 31, 2008, the Company executed 111 leases totaling 815,182 square feet, consisting of 491,017 square feet of office space, 318,275 square feet of office/flex space and 5,890 square feet of industrial/warehouse space.  Of these totals, 460,243 square feet were for new leases and 354,939 square feet were for lease renewals and other tenant retention transactions.

Highlights of the quarter’s leasing transactions include:

IN NORTHERN NEW JERSEY:
-
Tyco Telecommunications (US), Inc., a business unit of Tyco Electronics, signed a new five-year and two month lease for 40,414 square feet at 412 Mt. Kemble Avenue in Morris Township.  The 475,100 square-foot office building is 45.2 percent leased.

-
Morgan Stanley & Co. Incorporated, a global financial services firm, signed a transaction totaling 29,654 square feet at Mack-Cali Centre IV at 61 Paramus Road in Paramus, representing an expansion of 4,091 square feet for six years and seven months, as well as a five-year extension of 25,563 square feet.  The 269,191 square-foot office building is 100 percent leased.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

-
B&G Foods Inc., a manufacturer and distributor of shelf-stable foods, signed a 20,880 square foot renewal at 4 Gatehall Drive in Parsippany for 10 years and six months.  The 248,480 square-foot office building, located at Mack-Cali Business Campus, is 89.6 percent leased.

IN CENTRAL NEW JERSEY:
-
Aetna Life Insurance Company, a diversified health care benefits company, signed a new seven-year lease for 41,766 square feet at 3 Independence Way in Princeton.  The 111,300 square foot office building is 88.3 percent leased.

-
Northfield Bank, held by Northfield Bancorp, Inc., signed a new lease for 18,010 square feet at 581 Main Street in Woodbridge.  The lease has a staggered commencement, carrying a 10-year term for 14,850 square feet and a nine-year and one-month term for 3,160 square feet.  581 Main Street is a 200,000 square-foot office building that is 100 percent leased.

-
Cornerstone Relocation Group L.L.C., a provider of relocation management services, signed a transaction totaling 10,630 square feet at 106 Allen Road in Bernards Township, representing a 57-month expansion of 2,193 square feet and a five-year extension of 8,437 square feet.  This 132,010 square-foot office building is 98.9 percent leased.

IN WESTCHESTER COUNTY, NEW YORK:
-
Town Sports International LLC, a health club operator, signed a new 10-year transaction for 81,686 square feet, leasing the entire office/flex building located at 399 Executive Boulevard, at Cross Westchester Executive Park in Elmsford.

-
Montefiore Medical Center signed two new 10-year leases totaling 29,850 square feet at South Westchester Executive Park in Yonkers.  The transactions consisted of a lease for 16,650 square feet at 200 Corporate Boulevard South and a lease for 13,200 square feet at 6 Executive Plaza.  200 Corporate Boulevard South is an 84,000 square-foot office/flex building that is 99.8 percent leased, and 6 Executive Plaza is an 80,000 square-foot office/flex building that is 100 percent leased.

-
Global financial services provider JPMorgan Chase Bank, National Association, signed a five-year renewal for 15,880 square feet at 11 Martine Avenue in White Plains.  The 180,000 square-foot office building, located at Westchester Financial Center, is 84.6 percent leased.

-
National Union Fire Insurance Company of Pittsburgh, PA, a subsidiary of the American International Group (AIG), signed a five-year renewal for 14,056 square feet at 555 Taxter Road in Elmsford.  The 170,554 square-foot office building is 100 percent leased.

-
Mrs. Green’s Natural Market, Inc., a subsidiary of Planet Organic Health Corporation, signed a new 10-year lease for 13,700 square feet at 300 Executive Boulevard in Elmsford.  This 60,000 square-foot office/flex building, located at Cross Westchester Executive Park, is 100 percent leased.

IN FAIRFIELD COUNTY, CONNECTICUT:
-
Tepnel Lifecodes Corporation, a division of UK-based Tepnel Life Sciences, signed a five-year renewal for 36,928 square feet at 550 West Avenue in Stamford.  This 54,000 square-foot office/flex building, located at Stamford Executive Park, is 100 percent leased.

IN SUBURBAN PHILADELPHIA:
-
Foamex L.P., an international producer of polyurethane foam, signed an 11-year new lease for 43,252 square feet at Rose Tree Corporate Center II, located at 1400 N. Providence Road in Media.  The 160,000 square-foot office building is 99.3 percent leased.

-
Medical staffing provider Bayada Nurses, Inc. signed a transaction totaling 26,465 square feet at 101 Executive Drive in Moorestown, representing a four-year and eight-month extension of 20,995 square feet, an expansion of 2,800 square feet for five years and seven months, and an expansion of 2,670 square feet for five years and five months.  The 29,355 square foot office/flex building, located at Moorestown West Corporate Center, is 99.7 percent leased.

Information About FFO

Funds from operations (“FFO”) is defined as net income (loss) before minority interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items and sales of depreciable rental property (which the Company believes

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

includes unrealized losses on properties held for sale), plus real estate-related depreciation and amortization.  The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT.  The Company further believes that by excluding the effect of depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.  FFO per share should not be considered as an alternative to net income per share as an indication of the Company’s performance or to cash flows as a measure of liquidity.  FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition.  However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”).  A reconciliation of net income per share to FFO per share is included in the financial tables on page 26.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Key Financial Data

                                                                                                                                    As of or for the three months ended
	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07
Shares and Units:
Common Shares Outstanding	65,680,674	65,558,073	67,648,417	67,923,941	67,847,852
Common Units Outstanding (a)	14,982,538	14,985,538	15,246,628	15,250,592	15,200,761
Combined Shares and Units	80,663,212	80,543,611	82,895,045	83,174,533	83,048,613
Preferred Shares Outstanding	10,000	10,000	10,000	10,000	10,000
Weighted Average- Basic (b)	80,356,876	81,939,677	82,936,027	82,989,817	80,981,701
Weighted Average- Diluted (c)	80,491,357	82,137,909	83,087,797	83,192,728	81,234,395
Common Share Price ($’s):
At the end of the period	35.71	34.00	41.10	43.49	47.63
High during period	37.42	45.00	44.98	50.83	56.52
Low during period	28.44	30.42	36.80	42.33	46.89

Market Capitalization:
($’s in thousands, except ratios)
Market Value of Equity (d)	2,906,755	2,764,897	3,433,524	3,643,815	3,982,484
Total Debt	2,239,963	2,211,735	2,131,118	2,083,548	1,996,017
Total Market Capitalization	5,146,718	4,976,632	5,564,642	5,727,363	5,978,501
Total Debt/ Total Market Capitalization	43.52%	44.44%	38.30%	36.38%	33.39%

Financials:
($’s in thousands, except ratios and per share amounts)
Total Assets	4,560,962	4,593,202	4,615,835	4,620,222	4,473,403
Gross Book Value of Real Estate Assets	4,892,991	4,885,429	4,860,197	4,841,833	4,574,395
Total Liabilities	2,497,472	2,492,797	2,399,249	2,368,874	2,237,640
Total Minority Interests	451,455	457,850	472,054	476,781	472,149
Total Stockholders’ Equity	1,612,035	1,642,555	1,744,532	1,774,567	1,763,614
Total Revenues	194,713	201,682	212,881	200,530	193,257
Capitalized Interest	1,376	1,383	1,208	1,186	1,324
Scheduled Principal Payments	3,772	3,393	3,430	2,469	3,645
Interest Coverage Ratio	3.18	3.26	3.41	3.34	3.27
Fixed Charge Coverage Ratio	2.70	2.80	2.93	2.94	2.77
Net Income	15,449	16,349	23,460	51,578	19,079
Net Income Available to Common Shareholders	14,949	15,849	22,960	51,078	18,579
Earnings per Share—diluted	0.23	0.24	0.34	0.75	0.28
FFO per Share—diluted (e)	0.88	0.89	0.93	0.88	0.86
Dividends Declared per Share	0.64	0.64	0.64	0.64	0.64
FFO Payout Ratio—diluted (e)	72.68%	72.00%	68.58%	72.69%	74.15%

Portfolio Size:
Properties	294	294	302	302	300
Total Square Footage	33,733,011	33,733,011	34,941,726	34,754,192	34,294,734
Sq. Ft. Leased at End of Period (f) (g)	92.1%	92.7%	92.2%	91.9%	92.2%

             (a)  Includes any outstanding preferred units presented on a converted basis into common units.
(b)	Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(c)	Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(d)	Includes any outstanding preferred units presented on a converted basis into common units and minority interests in partially-owned properties.
(e)	Funds from Operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(f)	Percentage leased includes leases in effect as of the period end date, some of which have commencement dates in the future and leases that expire at the period end date.
(g)	Reflects square feet leased at the Company’s consolidated in-service portfolio, excluding in-service development properties in lease up (if any).

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Same Store Results and Analysis
(dollars in thousands)

	For the three months ended March 31,			%
	2008	2007	Change	Change

Total Property Revenues	$169,488	$167,735	$1,753	1.0

Real Estate Taxes	23,053	23,467	(414)	(1.8)
Utilities	20,981	17,541	3,440	19.6
Operating Services	22,460	23,892	(1,432)	(6.0)
Total Property Expenses:	66,494	64,900	1,594	2.5

GAAP Net Operating Income	102,994	102,835	159	0.2

Less: straight-lining of rents adj.	1,177	3,913	(2,736)	(69.9)

Net Operating Income	$101,817	$98,922	$2,895	2.9

Percentage Leased at Period End	92.0%	92.2%

Total Properties:	251

Total Square Footage:	28,531,653

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Unconsolidated Joint Ventures Summary

Breakdown of Unconsolidated Joint Ventures

Joint Venture Name	Property	Number of Buildings	Location	Percent Leased	Square Feet	Company’s Effective Ownership %
Office Properties:
Red Bank Corporate Plaza	Red Bank Corporate Plaza	1	Red Bank, NJ	100.0%	92,878	50.0%
Mack-Green-Gale	Bellemead Portfolio	17	New Jersey	86.9%	2,237,881	50.0%
Route 93 Ventures	Route 495 North Sub Market	7	Boston Suburbs, MA	28.9%	666,697	25.0%
Gale Kimball L.L.C.	100 Kimball Drive	1	Parsippany, NJ	91.4%	175,000	8.33%
12 Vreeland Realty L.L.C.	12 Vreeland Road	1	Florham Park, NJ	100.0%	139,750	50.0%
Gale Jefferson L.L.C.	One Jefferson Road (a)	1	Parsippany, NJ	n/a	100,000	8.33%

Office/Flex Properties:
Ramland Realty Associates, L.L.C.	One Ramland Road	1	Orangeburg, NY	65.9%	232,000	50.0%

Mixed-Use:
GE/Gale Funding L.L.C.	Princeton Forrestal Village	n/a	Princeton, NJ	94.1%	527,015	10.0%
Boston-Filenes	Boston-Filenes (b)	1	Boston, MA	n/a	1,481,000	15.0%

Hotel:
Harborside South Pier	Hyatt Regency Jersey City on the Hudson	1	Jersey City, NJ	n/a	350 rooms	50.0%

Land:
Plaza VIII and IX Associates, L.L.C.	Vacant land/parking	n/a	Jersey City, NJ	n/a	n/a	50.0%
55 Corporate Partners L.L.C.	Condominium Interest Vacant Land (c)	n/a	Bridgewater, NJ	n/a	200,000	50.0%
Red Bank Corporate Plaza II	Vacant Land	n/a	Red Bank, NJ	n/a	n/a	50.0%

(a)	The Company is developing a 100,000 square foot office building for the venture.
(b)	The Company is redeveloping a 1,481,000 square foot mixed-use property for the venture.
(c)	The Company will be developing a 200,000 square foot office building for the venture.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Unconsolidated Joint Venture Financial Information

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of March 31, 2008 and December 31, 2007 (dollars in thousands):

	March 31, 2008
	Plaza VIII & IX Associates	Ramland Realty	Harborside South Pier	Red Bank Corporate Plaza I & II	Mack- Green- Gale	Princeton Forrestal Village	Route 93 Portfolio	Gale Kimball	55 Corporate	12 Vreeland	Boston- Filenes	Gale Jefferson	Combined Total
Assets:
Rental property, net	$10,633	$7,099	$64,323	$23,507	$365,640	$42,478	$56,908	--	$17,000	$14,917	--	--	$602,505
Other assets	2,504	637	17,682	4,035	46,900	24,786	1,306	$10,469	--	829	$84,618	$2,434	196,200
Total assets	$13,137	$7,736	$82,005	$27,542	$412,540	$67,264	$58,214	$10,469	$17,000	$15,746	$84,618	$2,434	$798,705
Liabilities and Partners’/ members’ capital (deficit):
Mortgages and loans payable	--	$14,726	$75,854	$19,039	$279,340	$52,800	$42,495	--	--	$8,479	--	--	$492,733
Other liabilities	$ 531	339	6,340	57	23,586	6,498	763	$11,797	--	--	$18,506	$ 596	69,013
Partners’/members’ capital	12,606	(7,329)	(189)	8,446	109,614	7,966	14,956	(1,328)	$17,000	7,267	66,112	1,838	236,959
Total liabilities and partners’/ members’ capital	$13,137	$7,736	$82,005	$27,542	$412,540	$67,264	$58,214	$10,469	$17,000	$15,746	$84,618	$2,434	$798,705
Company’s investment in unconsolidated joint ventures	$6,225	--	--	$3,849	$124,037	$1,923	$4,693	--	$8,620	$7,824	$20,663	$ 723	$178,557

	December 31, 2007
	Plaza VIII & IX Associates	Ramland Realty	Harborside South Pier	Red Bank Corporate Plaza I & II	Mack- Green- Gale	Princeton Forrestal Village	Route 93 Portfolio	Gale Kimball	55 Corporate	12 Vreeland	Boston- Filenes	Gale Jefferson	Combined Total
Assets:
Rental property, net	$10,787	$7,254	$64,882	$23,594	$368,028	$42,713	$57,368	--	$17,000	$7,954	--	--	$599,580
Other assets	2,250	763	15,039	2,843	52,741	25,471	2,307	$9,594	--	851	$81,651	$1,918	195,428
Total assets	$13,037	$8,017	$79,921	$26,437	$420,769	$68,184	$59,675	$9,594	$17,000	$8,805	$81,651	$1,918	$795,008
Liabilities and Partners’/ members’ capital (deficit):
Mortgages and loans payable	--	$14,771	$76,072	$18,116	$281,746	$52,800	$42,495	--	--	$8,761	--	--	$494,761
Other liabilities	$ 532	366	2,711	133	23,809	6,923	857	$10,133	--	--	$20,678	$ 80	66,222
Partners’/members’ capital	12,505	(7,120)	1,138	8,188	115,214	8,461	16,323	(539)	$17,000	44	60,973	1,838	234,025
Total liabilities and partners’/ members’ capital	$13,037	$8,017	$79,921	$26,437	$420,769	$68,184	$59,675	$9,594	$17,000	$8,805	$81,651	$1,918	$795,008
Company’s investment in unconsolidated joint ventures	$6,175	--	$ 513	$3,703	$128,107	$2,029	$4,729	--	$8,518	$7,752	$18,828	$ 712	$181,066

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three months ended March 31, 2008 and 2007 (dollars in thousands):

	Three Months Ended March 31, 2008
	Plaza VIII & IX Associates	Ramland Realty	Harborside South Pier	Red Bank Corporate Plaza I & II	Mack- Green- Gale	Princeton Forrestal Village	Route 93 Portfolio	Gale Kimball	55 Corporate	12 Vreeland	Boston- Filenes	NKFGMS Owners LLC	Gale Jefferson	Combined Total
Total revenue	$303	$488	$8,873	$ 782	$12,325	$2,727	$ 670	$ 395	--	$ 397	$ 49	--	--	$27,009
Operating and other expenses	(48)	(314)	(5,619)	(172)	(5,153)	(1,483)	(900)	(110)	--	(23)	(3)	--	--	(13,825)
Depreciation and amortization	(154)	(181)	(1,469)	(148)	(4,751)	(766)	(393)	(86)	--	(128)	--	--	--	(8,076)
Interest expense	--	(201)	(1,183)	(224)	(4,661)	(973)	(744)	(152)	--	(100)	--	--	--	(8,238)
Net income	$101	$(208)	$ 602	$ 238	$(2,240)	$(495)	$(1,367)	$ 47	--	$ 146	$ 46	--	--	$(3,130)
Company’s equity in earnings (loss) of unconsolidated joint ventures	$ 50	--	$ 287	$ 118	$(1,572)	$(107)	$(39)	$ 25	--	$ 73	$ 17	--	--	$(1,148)

	Three Months Ended March 31, 2007
	Plaza VIII & IX Associates	Ramland Realty	Harborside South Pier	Red Bank Corporate Plaza I & II	Mack- Green- Gale	Princeton Forrestal Village	Route 93 Portfolio	Gale Kimball	55 Corporate	12 Vreeland	Boston- Filenes	NKFGMS Owners LLC	Gale Jefferson	Combined Total
Total revenue	$259	$526	$8,938	--	$16,440	$2,868	$ 325	--	--	$ 524	$ 326	$8,990	--	$39,196
Operating and other expenses	(39)	(374)	(5,563)	--	(7,442)	(1,631)	(888)	$ (9)	--	(19)	(261)	(8,918)	--	(25,144)
Depreciation and amortization	(154)	(175)	(1,478)	--	(6,735)	(751)	(1,624)	--	--	(88)	--	--	--	(11,005)
Interest expense	--	(264)	(1,203)	--	(6,624)	(1,106)	(732)	(93)	--	(175)	--	--	--	(10,197)
Net income	$ 66	$(287)	$ 694	--	$(4,361)	$(620)	$(2,919)	$(102)	--	$ 242	$ 65	$ 72	--	$(7,150)
Company’s equity in earnings (loss) of unconsolidated joint ventures	$ 33	--	$ 347	--	$(1,736)	$(132)	$(904)	$ (8)	--	$ 121	$ 19	$ 29	--	$(2,231)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Select Financial Ratios

Ratios Computed For Industry	March 31,
Comparisons:	2008	2007
Financial Position Ratios:
Total Debt/ Total Book Capitalization (Book value) (%)	49.11%	44.62%

Total Debt/ Total Market Capitalization (Market value) (%)	43.52%	33.39%

Total Debt/ Total Undepreciated Assets (%)	40.79%	37.83%

Secured Debt/ Total Undepreciated Assets (%)	5.48%	6.23%

	Three Months Ended March 31,
	2008	2007
Operational Ratios:
Interest Coverage (Funds from Operations+Interest Expense)/Interest Expense (x)	3.18	3.27

Debt Service Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Principal Amort.) (x)	2.85	2.92

Fixed Charge Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Capitalized Interest+Pref. Div. +Prin. Amort.+Ground Lease Payments)(x)	2.70	2.77

FFO Payout (Dividends Declared/Funds from Operations) (%)	72.68%	74.15%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Debt Analysis
(as of March 31, 2008)

Debt Breakdown
(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate	Weighted Average Maturity in Years
Fixed Rate Unsecured Notes	$1,657,153	73.98%	6.30%	4.07
Fixed Rate Secured Debt and Other Obligations	300,810	13.43%	5.36%	3.76
Variable Rate Unsecured Debt	282,000	12.59%	3.32%	3.23
Totals/Weighted Average:	$2,239,963	100.00%	5.80%	3.92

Future Repayments
(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments (a)
April 1 – December 31, 2008	$13,748	$12,563	$26,311	5.28%
2009	15,141	300,000	315,141	7.37%
2010	2,584	334,500	337,084	5.26%
2011	2,745	582,000	584,745	5.70%
2012	2,864	210,148	213,012	6.13%
Thereafter	5,702	760,618	766,320	5.41%
Sub-total	42,784	2,199,829	2,242,613	5.80%
Adjustment for unamortized debt discount/premium, net, as of March 31, 2008	(2,650)	--	(2,650)	--
Totals/Weighted Average:	$ 40,134	$2,199,829	$2,239,963	5.80%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Debt Maturities
(dollars in thousands)

April 1 – December 31, 2008		2009	2010	2011	2012	2013	2014	2015	2016	2018	TOTALS
Secured Debt:
6404 Ivy Lane	$12,563										$12,563
Prudential Portfolio			$150,000								150,000
105 Challenger			19,500								19,500
2200 Renaissance Boulevard					$15,234						15,234
Soundview Plaza						$14,889					14,889
9200 Edmonston Road						4,229					4,229
6305 Ivy Lane							$5,707				5,707
6301 Ivy Lane							5,301				5,301
35 Waterview							18,185				18,185
395 West Passaic							9,636				9,636
23 Main Street										$26,566	26,566
Total Secured Debt:	$12,563	--	$169,500	--	$15,234	$19,118	$38,829	--	--	$26,566	$281,810

Unsecured Debt:
Unsecured credit facility				$282,000							$282,000
7.250% unsecured notes due 3/09		$300,000									300,000
5.050% unsecured notes due 4/10			$150,000								150,000
7.835% unsecured notes due 12/10			15,000								15,000
7.750% unsecured notes due 2/11				300,000							300,000
5.250% unsecured notes due 1/12					$100,000						100,000
6.150% unsecured notes due 12/12					94,914						94,914
5.820% unsecured notes due 3/13						$26,105					26,105
4.600% unsecured notes due 6/13						100,000					100,000
5.125% unsecured notes due 2/14							$200,000				200,000
5.125% unsecured notes due 1/15								$150,000			150,000
5.80% unsecured notes due 1/16									$200,000		200,000
Total Unsecured Debt:	--	$300,000	$165,000	$582,000	$194,914	$126,105	$200,000	$150,000	$200,000	--	$1,918,019

Total Debt:	$12,563	$300,000	$334,500	$582,000	$210,148	$145,223	$238,829	$150,000	$200,000	$26,566	$2,199,829

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Debt Detail
(dollars in thousands)

		Effective	Principal Balance at
Property Name	Lender	Interest Rate	March 31, 2008	December 31, 2007	Date of Maturity
Senior Unsecured Notes: (a)
7.250%, $300,000 Face Amount Notes	public debt	7.486%	$299,775	$ 299,716	03/15/09
5.050%, $150,000 Face Amount Notes	public debt	5.265%	149,888	149,874	04/15/10
7.835%, $15,000 Face Amount Notes	public debt	7.950%	15,000	15,000	12/15/10
7.750%, $300,000 Face Amount Notes	public debt	7.930%	299,511	299,468	02/15/11
5.250%, $100,000 Face Amount Notes	public debt	5.457%	99,258	99,210	01/15/12
6.150%, $94,914 Face Amount Notes	public debt	6.894%	92,595	92,472	12/15/12
5.820%, $26,105 Face Amount Notes	public debt	6.448%	25,558	25,530	03/15/13
4.600%, $100,000 Face Amount Notes	public debt	4.742%	99,851	99,844	06/15/13
5.125%, $200,000 Face Amount Notes	public debt	5.110%	201,408	201,468	02/15/14
5.125%, $150,000 Face Amount Notes	public debt	5.297%	149,372	149,349	01/15/15
5.800%, $200,000 Face Amount Notes	public debt	5.806%	200,597	200,616	01/15/16
Total Senior Unsecured Notes:			$1,632,813	$1,632,547

Revolving Credit Facilities:
Unsecured Facility (b)	23 Lenders	Libor +0.550%	$282,000	$ 250,000	6/22/11
Total Revolving Credit Facilities:			$282,000	$ 250,000

Property Mortgages: (c)
6404 Ivy Lane	Wachovia CMBS	5.582%	$ 12,865	$ 13,029	08/01/08
Assumed Obligations	n/a	4.941%	24,340	27,657	05/01/09	(d)
Various (e)	Prudential Insurance Co.	4.841%	150,000	150,000	01/15/10
105 Challenger Road	Archon Financial CMBS	6.235%	19,023	18,968	06/06/10
2200 Renaissance Boulevard	Wachovia CMBS	5.888%	17,344	17,442	12/01/12
Soundview Plaza	Morgan Stanley CMBS	6.015%	17,461	17,575	01/01/13
9200 Edmonston Road	Principal Commercial Funding, L.L.C.	5.534%	5,061	5,096	05/01/13
6305 Ivy Lane	John Hancock Life Ins. Co.	5.525%	7,050	7,098	01/01/14
395 West Passaic	State Farm Life Ins. Co.	6.004%	12,493	12,596	05/01/14
6301 Ivy Lane	John Hancock Life Ins. Co.	5.520%	6,612	6,655	07/01/14
35 Waterview	Wachovia CMBS	6.348%	20,045	20,104	08/11/14
23 Main Street	JPMorgan CMBS	5.587%	32,856	32,968	09/01/18
Total Mortgages, Loans Payable and Other Obligations:			$325,150	$ 329,188
Total Debt:			$2,239,963	$2,211,735

(a)
Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount on the notes, as applicable.

(b)	Total borrowing capacity under this facility is $775 million.
(c)
Effective interest rate for mortgages, loans payable and other obligations reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs and other transaction costs, as applicable.

(d)	The obligations mature at various times through May 2009.
(e)	Mortgage is collateralized by seven properties.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

III.  FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statements of Operations
(in thousands, except per share amounts) (unaudited)

	Three Months Ended March 31,
Revenues	2008	2007
Base rents	$148,603	$139,557
Escalations and recoveries from tenants	25,724	26,220
Construction services	12,761	22,341
Real estate services	3,442	2,741
Other income	4,183	2,398
Total revenues	194,713	193,257

Expenses
Real estate taxes	24,036	23,470
Utilities	21,428	17,545
Operating services	25,973	24,626
Direct construction costs	12,654	20,911
General and administrative	11,095	11,070
Depreciation and amortization	47,722	41,451
Total expenses	142,908	139,073
Operating income	51,805	54,184

Other (expense) income
Interest expense	(32,460)	(30,936)
Interest and other investment income	556	1,617
Equity in earnings (loss) of unconsolidated joint ventures	(1,148)	(2,231)
Minority interest in consolidated joint ventures	123	227
Total other (expense) income	(32,929)	(31,323)
Income from continuing operations before
Minority interest in Operating Partnership	18,876	22,861
Minority interest in Operating Partnership	(3,427)	(4,221)
Income from continuing operations	15,449	18,640
Discontinued operations (net of minority interest):
Income from discontinued operations	--	439
Total discontinued operations, net	--	439
Net income	15,449	19,079
Preferred stock dividends	(500)	(500)
Net income available to common shareholders	$ 14,949	$18,579

Basic earnings per common share:
Income from continuing operations	$ 0.23	$ 0.27
Discontinued operations	--	0.01
Net income available to common shareholders	$ 0.23	$ 0.28

Diluted earnings per common share:
Income from continuing operations	$ 0.23	$ 0.27
Discontinued operations	--	0.01
Net income available to common shareholders	$ 0.23	$ 0.28

Dividends declared per common share	$ 0.64	$ 0.64

Basic weighted average shares outstanding	65,372	65,695

Diluted weighted average shares outstanding	80,491	81,234

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Balance Sheets
(in thousands, except per share amounts) (unaudited)

	March 31,	December 31,
Assets	2008	2007
Rental property
Land and leasehold interests	$727,510	$726,253
Buildings and improvements	3,762,497	3,753,088
Tenant improvements	394,097	397,132
Furniture, fixtures and equipment	8,887	8,956
	4,892,991	4,885,429
Less – accumulated depreciation and amortization	(930,077)	(907,013)
Net investment in rental property	3,962,914	3,978,416
Cash and cash equivalents	30,591	24,716
Marketable securities available for sale at fair value	5,157	4,839
Investments in unconsolidated joint ventures	178,557	181,066
Unbilled rents receivable, net	109,035	107,761
Deferred charges and other assets, net	239,500	246,386
Restricted cash	13,662	13,613
Accounts receivable, net of allowance for doubtful accounts
of $1,598 and $1,576	21,546	36,405

Total assets	$4,560,962	$4,593,202

Liabilities and Stockholders’ Equity
Senior unsecured notes	$1,632,813	$1,632,547
Revolving credit facility	282,000	250,000
Mortgages, loans payable and other obligations	325,150	329,188
Dividends and distributions payable	52,126	52,099
Accounts payable, accrued expenses and other liabilities	130,053	142,778
Rents received in advance and security deposits	56,757	51,992
Accrued interest payable	18,573	34,193
Total liabilities	2,497,472	2,492,797

Minority interests:
Operating Partnership	450,183	456,436
Consolidated joint ventures	1,272	1,414
Total minority interests	451,455	457,850
Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized, 10,000 and
10,000 shares outstanding, at liquidation preference	25,000	25,000
Common stock, $0.01 par value, 190,000,000 shares authorized,
65,680,674 and 65,558,073 shares outstanding	655	656
Additional paid-in capital	1,882,727	1,886,467
Dividends in excess of net earnings	(296,610)	(269,521)
Accumulated other comprehensive income	263	(47)
Total stockholders’ equity	1,612,035	1,642,555

Total liabilities and stockholders’ equity	$4,560,962	$4,593,202

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statement of Changes in Stockholders’ Equity
For the three months ended March 31, 2008
(in thousands) (unaudited)

							Accumulated
					Additional	Dividends in	Other	Total
	Preferred Stock		Common Stock		Paid-In	Excess of	Comprehensive	Stockholders’	Comprehensive
	Shares	Amount	Shares	Par Value	Capital	Net Earnings	Income	Equity	Income
Balance at January 1, 2008	10	$25,000	65,558	$656	$1,886,467	$(269,521)	$(47)	$1,642,555	--
Net income	--	--	--	--	--	15,449	--	15,449	$15,449
Preferred stock dividends	--	--	--	--	--	(500)	--	(500)	--
Common stock dividends	--	--	--	--	--	(42,038)	--	(42,038)	--
Redemption of common units									--
for common stock	--	--	3	--	92	--	--	92	--
Shares issued under Dividend
Reinvestment and Stock
Purchase Plan	--	--	2	--	95	--	--	95	--
Stock options exercised	--	--	17	--	471	--	--	471	--
Comprehensive Gain:
Unrealized holding gain
on marketable securities
available for sale	--	--	--	--	--	--	310	310	310
Directors Deferred comp. plan	--	--	--	--	94	--	--	94	--
Issuance of restricted stock	--	--	253	--	--	--	--	--	--
Stock Compensation	--	--	--	1	735	--	--	736	--
Cancellation of restricted stock	--	--	(1)	--	(31)	--	--	(31)	--
Repurchase of common stock	--	--	(151)	(2)	(5,196)	--	--	(5,198)	--
Balance at March 31, 2008	10	$25,000	65,681	$655	$1,882,727	$(296,610)	$263	$1,612,035	$15,759

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Statements of Funds from Operations
(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended March 31,
	2008	2007
Net income available to common shareholders	$14,949	$18,579
Add: Minority interest in Operating Partnership	3,427	4,221
Minority interest in discontinued operations	--	102
Real estate-related depreciation and amortization on continuing operations (a)	52,498	46,807
Real estate-related depreciation and amortization on discontinued operations	--	406
Funds from operations available to common shareholders (b)	$70,874	$70,115

Diluted weighted average shares/units outstanding (c)	80,491	81,234

Funds from operations per share/unit – diluted	$ 0.88	$ 0.86

Dividend declared per common share	$ 0.64	$ 0.64

Dividend payout ratios:
Funds from operations-diluted	72.68%	74.15%

Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$3,058	$ 2,489
Tenant improvements and leasing commissions	$12,162	$11,773
Straight-line rent adjustments (d)	$1,701	$ 4,709
Amortization of (above)/below market lease intangibles, net (e)	$1,975	$ 567

(a) Includes the Company’s share from unconsolidated joint ventures of $4,885 and $5,510 for the three months ended March 31, 2008 and 2007, respectively.
(b) Funds from operations for both periods are calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT).  See “Information About FFO” on page 11.

(c) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (14,984 shares and 15,287 shares for the three months ended March 31, 2008 and 2007, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).  See reconciliation of basic to diluted shares/units on page 27.

(d) Includes the Company’s share from unconsolidated joint ventures of $317 and $797 for the three months ended March 31, 2008 and 2007, respectively.
(e) Includes the Company’s share from unconsolidated joint ventures of $414 and $271 for three months ended March 31, 2008 and 2007, respectively.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Statements of Funds from Operations Per Diluted Share
(amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended March 31,
	2008	2007
Net income available to common shareholders	$0.23	$0.28
Add: Real estate-related depreciation and amortization on continuing operations (a)	0.65	0.58
Funds from operations available to common shareholders (b)	$0.88	$0.86

Diluted weighted average shares/units outstanding (c)	80,491	81,234

(a) Includes the Company’s share from unconsolidated joint ventures of $0.06 and $0.07 for the three months ended March 31, 2008 and 2007, respectively.
(b) Funds from operations for both periods are calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT).  See “Information About FFO” on page 11.

(c) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (14,984 shares and 15,287 shares for the three months ended March 31, 2008 and 2007, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).  See reconciliation of basic to diluted shares/units on page 27.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Reconciliation of Basic-to-Diluted Shares/Units
(in thousands)

The following schedule reconciles the Company’s basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

	Three Months Ended March 31,
	2008	2007
Basic weighted average shares outstanding:	65,372	65,695
Add: Weighted average common units	14,984	15,287
Basic weighted average shares/units:	80,356	80,982
Add: Stock options	77	252
Restricted Stock Awards	58	--
Diluted weighted average shares/units outstanding:	80,491	81,234

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

IV.  VALUE CREATION PIPELINE

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

IV. VALUE CREATION PIPELINE

Operating Property Acquisitions
(dollars in thousands)

For the three months ended March 31, 2008

None

For the year ended December 31, 2007

Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company
Office:
05/08/07	AAA Properties (a) (c)	Hamilton Township, Mercer County, NJ	2	69,232	$ 9,048
06/11/07	125 Broad Street (b) (c)	New York, New York County, NY	1	524,476	274,091
Total Property Acquisitions:			3	593,708	$283,139

(a)	Included in this transaction was the acquisition of two parcels of developable land aggregating approximately 13 acres.
(b)	Acquisition represented two units of office condominium interests, which collectively comprise floors 2 through 16, or 39.6 percent, of the 40-story, 1.2 million square-foot building.
(c)	Transaction was funded primarily through borrowing on the Company’s revolving credit facility.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Properties Commencing Initial Operations
(dollars in thousands)

For the three months ended March 31, 2008

None

For the year ended December 31, 2007

Date Placed in Service	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Cost Incurred
Office
Majority Owned:
05/08/07	700 Horizon Drive	Hamilton Township, Mercer County, NJ	1	120,000	$16,751	(a)

Unconsolidated Joint Ventures:
03/01/07	100 Kimball Drive	Parsippany, Morris County, NJ	1	175,000	38,676	(b)
09/08/07	Red Bank Corporate Plaza	Red Bank, Monmouth County, NJ	1	92,878	22,812	(a)
Total Properties Commencing Initial Operations:			3	387,878	$78,239

(a)	Costs as of December 31, 2007.
(b)	Costs as of March 31, 2008.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Summary of Construction Projects
(dollars in thousands)

Project	Location	Type of Space	Estimated Placed in Service Date	Number Of Buildings	Square Feet	Costs Incurred Through 3/31/08	Total Estimated Costs	Current % Leased
Majority Owned:
Wyndham Build-to-Suit	Parsippany, NJ	Office	2008-4Q	1	250,000	$10,364	$64,837	100.0%
Sub-total:				1	250,000	10,364	64,837	100.0%

Unconsolidated Joint Ventures:
Boston-Filenes	Boston, MA	Mixed-Use	n/a	1	1,481,000	169,235	719,400	n/a
One Jefferson	Parsippany, NJ	Office	2008-4Q	1	100,000	10,556	28,351	n/a
Sub-total:				2	1,581,000	179,791	747,751	n/a
Grand Total:				3	1,831,000	$190,155	$812,588	16.1%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Summary of Land Parcels

Site	Town/City	State	Acres	Development Potential (Sq. Ft.)	Type of Space
55 Corporate Drive (a)	Bridgewater	NJ	30.0	200,000	Office
Horizon Center	Hamilton Township	NJ	5.3	68,000	Office/Flex/Retail
3 & 5 AAA Drive (b)	Hamilton Township	NJ	17.5	112,000	Office
6 AAA Drive	Hamilton Township	NJ	2.4	32,000	Office
2 South Gold Drive (c)	Hamilton Township	NJ	9.5	75,000	Office
Plaza VIII and IX Associates, L.L.C. (a)	Jersey City	NJ	3.6	1,225,000	Office
Harborside Financial Center (d)	Jersey City	NJ	6.5	3,113,500	Office
One Newark Center (a)	Newark	NJ	1.0	400,000	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	86.8	1,100,000	Office
3 Campus Drive	Parsippany	NJ	10.0	124,000	Office
Red Bank Corporate Plaza II (a)	Red Bank	NJ	1.0	18,563	Office
Commercenter	Totowa	NJ	5.8	30,000	Office/Flex
Princeton Metro	West Windsor	NJ	10.0	97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0	149,500	Office
Mack-Cali Princeton Executive Park	West Windsor	NJ	59.9	760,000	Office/Hotel
Meadowlands Xanadu (a)	East Rutherford	NJ	13.8	1,760,000	Office
Meadowlands Xanadu (a)	East Rutherford	NJ	3.2	500,000	Hotel (e)
Elmsford Distribution Center (f)	Elmsford	NY	14.5	100,000	Warehouse
Mid-Westchester Executive Park	Hawthorne	NY	7.2	82,250	Office/Flex
One Ramland Road (a)	Orangeburg	NY	20.0	100,000	Office/Flex
South Westchester Executive Park (f)	Yonkers	NY	52.4	350,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7	50,000	Office/Flex
Airport Business Center	Lester	PA	12.6	135,000	Office
Rose Tree Corporate Center	Media	PA	2.3	15,200	Office
Capital Office Park	Greenbelt	MD	43.0	600,000	Office
Eastpoint II	Lanham	MD	4.8	122,000	Office/Hotel
Total:			435.8	11,319,013

(a) Land owned or controlled by joint venture in which Mack-Cali is an equity partner.
(b) This land parcel also includes an existing office building totaling 35,270 square feet.
(c) This land parcel also includes an existing office building totaling 33,962 square feet.
(d) In addition, there are 21 acres of riparian property.
(e) Hotel project can comprise up to 520 rooms.
(f) Mack-Cali holds an option to purchase this land.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Rental Property Sales
(dollars in thousands)

For the three months ended March 31, 2008

None

For the year ended December 31, 2007

Sale Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Book Value	Realized Gain/(Loss)
Office:
05/10/07	1000 Bridgeport Avenue	Shelton, Fairfield County, Connecticut	1	133,000	$16,411	$13,782	$2,629
06/11/07	500 W. Putnam Avenue	Greenwich, Fairfield County, Connecticut	1	121,250	54,344	18,113	36,231
07/13/07	100 & 200 Decadon Drive	Egg Harbor, Atlantic County, New Jersey	2	80,344	11,448	5,894	5,554
Total Office Property Sales:			4	334,594	$82,203	$37,789	$44,414

Rental Property Held For Sale
(dollars in thousands)

At March 31, 2008

None

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

V.  PORTFOLIO/ LEASING STATISTICS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

V.  PORTFOLIO/ LEASING STATISTICS

Leasing Statistics
(For the three months ended March 31, 2008)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Region/Market	Sq. Ft. Leased 12/31/07	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 3/31/08 (c)	Pct. Leased 3/31/08	Pct. Leased 12/31/07

Northern NJ	12,313,200	-	(198,894)	167,610	(31,284)	12,281,916	93.0%	93.2%
Central NJ	4,633,587	-	(66,395)	146,314	79,919	4,713,506	92.1%	90.5%
Westchester Co., NY	4,625,884	-	(316,508)	279,695	(36,813)	4,589,071	95.8%	96.6%
Manhattan	524,476	-	-	-	-	524,476	100.0%	100.0%
Sub. Philadelphia	3,199,544	-	(158,047)	153,351	(4,696)	3,194,848	90.5%	90.6%
Fairfield, CT	511,543	-	(36,928)	36,928	-	511,543	85.6%	85.6%
Washington, DC/MD	1,132,919	-	(201,294)	26,036	(175,258)	957,661	74.1%	87.6%
Rockland Co., NY	164,473	-	(5,248)	5,248	-	164,473	91.4%	91.4%
Total	27,105,626	-	(983,314)	815,182	(168,132)	26,937,494	92.1%	92.7%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2007	29,245,361
Total sq. ft. of properties added/sold this period	-
Total sq. ft. as of March 31, 2008	29,245,361

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring March 31, 2008 aggregating 70,107 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Leasing Statistics
(For the three months ended March 31, 2008)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market
Region/Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northern NJ	Office	26	167,610	83,146	84,464	6.1	28.60	3.86
Central NJ	Office	18	146,314	117,780	28,534	6.4	23.77	5.05
Westchester Co., NY	Office	18	70,433	3,880	66,553	4.2	29.06	1.64
	Office/Flex	19	203,372	170,008	33,364	8.3	14.77	1.30
	Industrial/Warehouse	1	5,890	-	5,890	5.0	14.63	0.20
Sub. Philadelphia	Office	8	75,376	63,629	11,747	8.3	24.18	3.68
	Office/Flex	10	77,975	21,800	56,175	4.1	12.28	2.26
Fairfield Co., CT	Office/Flex	1	36,928	-	36,928	5.0	19.89	0.74
Washington, DC/MD	Office	8	26,036	-	26,036	3.8	28.11	2.17
Rockland Co., NY	Office	2	5,248	-	5,248	3.8	28.98	1.12
Total		111	815,182	460,243	354,939	6.4	21.84	2.83

Detail by Property Type
	Office	80	491,017	268,435	222,582	6.1	26.52	3.90
	Office/Flex	30	318,275	191,808	126,467	6.9	14.76	1.39
	Industrial/Warehouse	1	5,890	-	5,890	5.0	14.63	0.20

Total		111	815,182	460,243	354,939	6.4	21.84	2.83

Tenant Retention:	Leases Retained	50.4%
	Sq. Ft. Retained	36.1%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.
(c)
Represents estimated workletter costs of $10,507,744 and commissions of $4,254,537 committed, but not necessarily expended, during the period for second generation space aggregating 815,182 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Leasing Statistics
(For the three months ended March 31, 2008)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
State	Sq. Ft. Leased 12/31/07	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 3/31/08	Pct. Leased 3/31/08	Pct. Leased 12/31/07

Northern NJ	2,157,166	-	(106,255)	43,068	(63,187)	2,093,979	91.3%	94.1%
Central NJ	1,148,111	-	(1,635)	9,744	8,109	1,156,220	89.2%	88.6%
Rockland Co., NY	152,983	-	-	-	-	152,983	65.9%	65.9%
Boston, MA	181,909	-	-	10,516	10,516	192,425	28.9%	27.3%

Total	3,640,169	-	(107,890)	63,328	(44,562)	3,595,607	80.1%	81.1%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2007	4,487,650
Total sq. ft. of properties sold this period	-
Total sq. ft. as of March 31, 2008	4,487,650

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market
Region/Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent	Leasing Costs Per Sq. Ft. Per Year (d)

Northern NJ	6	43,068	32,191	10,877	5.6	23.15	3.39
Central NJ	2	9,744	2,475	7,269	2.3	23.49	4.06
Boston, MA	1	10,516	10,516	-	1.6	17.31	N/A
Total	9	63,328	45,182	18,146	4.4	22.23	3.44

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(d)	Represents estimated workletter costs of $461,338 and commissions of $219,871 committed, but not necessarily expended, during the period for second generation space aggregating 44,510 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Market Diversification

The following table lists the Company’s markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

Market (MSA)	Annualized Base Rental Revenue ($) (a) (b) (c)	Percentage of Company Annualized Base Rental Revenue (%)	Total Property Size Rentable Area	Percentage of Rentable Area (%)
Newark, NJ (Essex-Morris-Union Counties)	117,817,494	19.9	5,847,318	20.0
Jersey City, NJ	113,902,646	19.3	4,317,978	14.8
Westchester-Rockland, NY	92,759,267	15.7	4,968,420	17.0
Bergen-Passaic, NJ	91,193,724	15.4	4,602,401	15.7
Philadelphia, PA-NJ	55,173,998	9.3	3,529,994	12.1
Washington, DC-MD-VA-WV	27,721,337	4.7	1,292,807	4.4
Monmouth-Ocean, NJ	26,365,678	4.5	1,620,863	5.5
Trenton, NJ	20,721,497	3.5	956,597	3.3
Middlesex-Somerset-Hunterdon, NJ	20,661,270	3.5	986,760	3.4
New York (Manhattan)	15,442,033	2.6	524,476	1.8
Stamford-Norwalk, CT	7,333,589	1.2	452,260	1.5
Bridgeport, CT	2,481,116	0.4	145,487	0.5

Total	591,573,649	100.0	29,245,361	100.0

(a)
Annualized base rental revenue is based on actual March 2008 billings times 12.  For leases whose rent commences after April 1, 2008, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring March 31, 2008 aggregating 70,107 square feet and representing annualized rent of $1,684,945 for which no new leases were signed.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Industry Diversification

The following table lists the Company’s 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

Industry Classification (a)	Annualized Base Rental Revenue ($) (b) (c) (d)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased (c) (d)	Percentage of Total Company Leased Sq. Ft. (%)
Securities, Commodity Contracts & Other Financial	112,722,852	19.1	4,163,471	15.6
Insurance Carriers & Related Activities	49,243,476	8.3	2,137,039	8.0
Manufacturing	48,871,198	8.3	2,235,849	8.4
Credit Intermediation & Related Activities	28,259,923	4.8	1,133,601	4.3
Telecommunications	27,401,687	4.6	1,326,102	5.0
Health Care & Social Assistance	24,892,646	4.2	1,245,550	4.7
Computer System Design Services	24,412,346	4.1	1,169,891	4.4
Legal Services	24,171,173	4.1	956,124	3.6
Wholesale Trade	21,861,376	3.7	1,410,905	5.3
Other Professional	21,074,004	3.6	907,243	3.4
Scientific Research/Development	20,154,536	3.4	854,569	3.2
Public Administration	16,371,395	2.8	625,452	2.4
Other Services (except Public Administration)	16,067,698	2.7	834,904	3.2
Accounting/Tax Preparation	15,830,340	2.7	630,166	2.4
Advertising/Related Services	15,290,172	2.6	620,953	2.3
Retail Trade	15,212,686	2.6	896,966	3.4
Arts, Entertainment & Recreation	10,134,623	1.7	638,456	2.4
Information Services	10,039,709	1.7	431,823	1.6
Real Estate & Rental & Leasing	9,318,436	1.6	426,767	1.6
Construction	8,973,657	1.5	414,775	1.6
Architectural/Engineering	8,934,952	1.5	395,487	1.5
Broadcasting	7,609,254	1.3	475,740	1.8
Admin & Support, Waste Mgt. & Remediation Services.	7,377,958	1.2	413,904	1.6
Utilities	7,252,530	1.2	340,790	1.3
Data Processing Services	5,908,586	1.0	240,585	0.9
Educational Services	5,508,496	0.9	282,336	1.1
Transportation	5,183,983	0.9	283,466	1.1
Specialized Design Services	3,757,202	0.6	173,613	0.7
Management of Companies & Finance	3,646,844	0.6	146,151	0.6
Publishing Industries	3,534,465	0.6	184,574	0.7
Other	12,555,446	2.1	493,527	1.9

Total	591,573,649	100.0	26,490,779	100.0

(a)	The Company’s tenants are classified according to the U.S. Government’s North American Industrial Classification System (NAICS) which has replaced the Standard Industrial Code (SIC) system.
(b)
Annualized base rental revenue is based on actual March 2008 billings times 12.  For leases whose rent commences after April 1, 2008, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(d)
Includes leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring March 31, 2008 aggregating 70,107 square feet and representing annualized rent of $1,684,945 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Consolidated Portfolio Analysis (a)
(as of March 31, 2008)

Breakdown by Number of Properties

PROPERTY TYPE:
STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total
New Jersey	99	38.8%	49	19.2%	--	--	--	--	--	--	148	58.0%
New York	21	8.2%	41	16.1%	6	2.4%	2	0.8%	2	0.8%	72	28.3%
Pennsylvania	18	7.0%	--	--	--	--	--	--	--	--	18	7.0%
Connecticut	2	0.8%	5	2.0%	--	--	--	--	--	--	7	2.8%
Wash., D.C./ Maryland	10	3.9%	--	--	--	--	--	--	--	--	10	3.9%
TOTALS By Type:	150	58.7%	95	37.3%	6	2.4%	2	0.8%	2	0.8%	255	100.0%

(a)	Excludes 39 properties, aggregating approximately 4.5 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Consolidated Portfolio Analysis (a)
(as of March 31, 2008)

         Breakdown by Square Footage

PROPERTY TYPE:
STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand-Alone Retail	% of Total	TOTALS By State	% of Total
New Jersey	17,646,642	60.4%	2,189,531	7.5%	--	--	--	--	19,836,173	67.9%
New York	2,739,384	9.4%	2,348,812	8.0%	387,400	1.3%	17,300	0.1%	5,492,896	18.8%
Pennsylvania	2,025,738	6.9%	--	--	--	--	--	--	2,025,738	6.9%
Connecticut	324,747	1.1%	273,000	0.9%	--	--	--	--	597,747	2.0%
Wash., D.C./ Maryland	1,292,807	4.4%	--	--	--	--	--	--	1,292,807	4.4%
TOTALS By Type:	24,029,318	82.2%	4,811,343	16.4%	387,400	1.3%	17,300	0.1%	29,245,361	100.0%

(a)	Excludes 39 properties, aggregating approximately 4.5 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Consolidated Portfolio Analysis (a)
(Year ended March 31, 2008)

Breakdown by Base Rental Revenue (b)
(Dollars in thousands)

PROPERTY TYPE:
STATE	Office	% of Total	Office/ Flex	% of Total	Indust./ Ware-house	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total

New Jersey	$376,450	64.4%	$19,281	3.3%	--	--	--	--	--	--	$395,731	67.7%
New York	67,949	11.6%	34,204	5.8%	$3,680	0.6%	$457	0.1%	$299	0.1%	106,589	18.2%
Pennsylvania	41,876	7.1%	--	--	--	--	--	--	--	--	41,876	7.1%
Connecticut	6,173	1.1%	4,036	0.7%	--	--	--	--	--	--	10,209	1.8%
Wash., D.C./ Maryland	30,104	5.2%	--	--	--	--	--	--	--	--	30,104	5.2%
TOTALS By Type:	$522,552	89.4%	$57,521	9.8%	$3,680	0.6%	$457	0.1%	$299	0.1%	$584,509	100.0%

     (a)   Excludes 39 properties, aggregating approximately 4.5 million square feet, which are not consolidated by the Company.
(b)
Total base rent for the 12 months ended March 31, 2008, determined in accordance with GAAP.  Substantially all of the leases provide for annual base rents plus recoveriesand escalation charges based upon the tenants’ proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Consolidated Portfolio Analysis (a) (b)
(as of March 31, 2008)

Breakdown by Percentage Leased

PROPERTY TYPE:
STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State
New Jersey	92.6%	92.4%	--	--	92.6%
New York	96.3%	95.5%	98.1%	100.0%	96.1%
Pennsylvania	90.0%	--	--	--	90.0%
Connecticut	74.8%	98.4%	--	--	85.6%
Washington, D.C./ Maryland	74.1%	--	--	--	74.1%
WEIGHTED AVG. By Type:	91.6%	94.3%	98.1%	100.0%	92.1%

(a)	Excludes 39 properties, aggregating approximately 4.5 million square feet, which are not consolidated by the Company, and parcels of land leased to others.
(b)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future as well as leases expiring March 31, 2008 aggregating 70,107 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Property Listing Office Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/08 (%) (a)	2008 Base Rent ($000’s) (b) (c)	Percentage Of Total 2008 Base Rent %	2008 Average Base Rent Per Sq. Ft. ($) (c) (d)

BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	68.6	2,833	0.48	28.88
Fort Lee
One Bridge Plaza	1981	200,000	72.7	3,062	0.52	21.06
2115 Linwood Avenue	1981	68,000	52.7	792	0.14	22.10
Little Ferry
200 Riser Road	1974	286,628	100.0	2,073	0.35	7.23
Montvale
95 Chestnut Ridge Road	1975	47,700	100.0	796	0.14	16.69
135 Chestnut Ridge Road	1981	66,150	99.7	1,547	0.26	23.46
Paramus
15 East Midland Avenue	1988	259,823	80.5	5,114	0.87	24.45
140 East Ridgewood Avenue	1981	239,680	98.4	4,782	0.82	20.28
461 From Road	1988	253,554	98.6	6,111	1.05	24.44
650 From Road	1978	348,510	89.5	7,613	1.30	24.41
61 South Paramus Avenue	1985	269,191	100.0	7,338	1.26	27.26
Ridgefield Park
105 Challenger Road	1992	150,050	87.5	4,263	0.73	32.47
Rochelle Park
120 Passaic Street	1972	52,000	99.6	1,402	0.24	27.07
365 West Passaic Street	1976	212,578	100.0	4,492	0.77	21.13
395 West Passaic Street	1979	100,589	96.9	2,246	0.38	23.04
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	1.28	15.72
10 Mountainview Road	1986	192,000	87.8	4,262	0.73	25.28
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	1,950	0.33	21.86
470 Chestnut Ridge Road	1987	52,500	100.0	1,181	0.20	22.50
530 Chestnut Ridge Road	1986	57,204	100.0	1,219	0.21	21.31
50 Tice Boulevard	1984	235,000	95.2	6,189	1.06	27.66
300 Tice Boulevard	1991	230,000	98.1	5,855	1.00	25.95

BURLINGTON COUNTY, NEW JERSEY
Moorestown
224 Strawbridge Drive	1984	74,000	72.9	1,490	0.25	27.62
228 Strawbridge Drive	1984	74,000	100.0	1,043	0.18	14.09
232 Strawbridge Drive	1986	74,258	98.8	1,461	0.25	19.91

ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	100.0	7,546	1.29	30.49
Roseland
101 Eisenhower Parkway	1980	237,000	95.8	5,636	0.96	24.82
103 Eisenhower Parkway	1985	151,545	73.5	2,910	0.50	26.13
105 Eisenhower Parkway	2001	220,000	91.9	4,688	0.80	23.19

HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Financial Center Plaza 1	1983	400,000	100.0	10,562	1.81	26.41
Harborside Financial Center Plaza 2	1990	761,200	99.6	19,361	3.31	25.54
Harborside Financial Center Plaza 3	1990	725,600	99.1	17,873	3.06	24.86

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/08 (%) (a)	2008 Base Rent ($000’s) (b) (c)	Percentage Of Total 2008 Base Rent %	2008 Average Base Rent Per Sq. Ft. ($) (c) (d)

Harborside Financial Center Plaza 4-A	2000	207,670	97.7	6,293	1.08	31.02
Harborside Financial Center Plaza 5	2002	977,225	99.9	34,673	5.94	35.52
101 Hudson Street	1992	1,246,283	99.2	26,379	4.51	21.34

MERCER COUNTY, NEW JERSEY
Hamilton Township
3 AAA Drive (e)	1981	35,270	62.6	281	0.05	14.12
2 South Gold Drive (e)	1974	33,962	64.5	386	0.07	19.55
600 Horizon Drive	2002	95,000	100.0	1,373	0.23	14.45
700 Horizon Drive (e)	2007	120,000	100.0	2,208	0.38	20.41
Princeton
103 Carnegie Center	1984	96,000	71.2	1,686	0.29	24.67
3 Independence Way	1983	111,300	88.3	1,106	0.19	11.25
100 Overlook Center	1988	149,600	100.0	5,311	0.91	35.50
5 Vaughn Drive	1987	98,500	100.0	2,412	0.41	24.49

MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	353	0.06	8.83
Edison
343 Thornall Street (c)	1991	195,709	96.8	4,160	0.71	21.96
Piscataway
30 Knightsbridge Road, Bldg. 3	1977	160,000	100.0	2,465	0.42	15.41
30 Knightsbridge Road, Bldg. 4	1977	115,000	100.0	1,771	0.30	15.40
30 Knightsbridge Road, Bldg. 5	1977	332,607	62.9	2,771	0.47	13.25
30 Knightsbridge Road, Bldg. 6	1977	72,743	63.8	224	0.04	4.83
Plainsboro
500 College Road East	1984	158,235	95.7	4,248	0.73	28.05
Woodbridge
581 Main Street	1991	200,000	100.0	5,267	0.90	26.34

MONMOUTH COUNTY, NEW JERSEY
Freehold
2 Paragon Way	1989	44,524	44.4	428	0.07	21.65
3 Paragon Way	1991	66,898	100.0	919	0.16	13.74
4 Paragon Way	2002	63,989	100.0	1,156	0.20	18.07
100 Willowbrook Road	1988	60,557	74.8	880	0.15	19.43
Holmdel
23 Main Street	1977	350,000	100.0	4,012	0.69	11.46
Middletown
One River Centre Bldg. 1	1983	122,594	100.0	3,117	0.53	25.43
One River Centre Bldg. 2	1983	120,360	100.0	2,874	0.49	23.88
One River Centre Bldg. 3 and 4	1984	214,518	93.6	4,642	0.79	23.12
Neptune
3600 Route 66	1989	180,000	100.0	2,400	0.41	13.33
Wall Township
1305 Campus Parkway	1988	23,350	77.3	425	0.07	23.55
1350 Campus Parkway	1990	79,747	91.9	1,545	0.26	21.08

MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	89.7	3,854	0.66	25.55

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/08 (%) (a)	2008 Base Rent ($000’s) (b) (c)	Percentage Of Total 2008 Base Rent %	2008 Average Base Rent Per Sq. Ft. ($) (c) (d)

Morris Plains
250 Johnson Road	1977	75,000	100.0	1,579	0.27	21.05
201 Littleton Road	1979	88,369	88.6	1,754	0.30	22.40
Morris Township
412 Mt. Kemble Avenue	1986	475,100	45.2	3,208	0.55	14.94
Parsippany
4 Campus Drive	1983	147,475	94.3	3,251	0.56	23.38
6 Campus Drive	1983	148,291	87.4	2,354	0.40	18.16
7 Campus Drive	1982	154,395	67.8	1,380	0.24	13.18
8 Campus Drive	1987	215,265	100.0	6,240	1.07	28.99
9 Campus Drive	1983	156,495	93.6	3,492	0.60	23.84
4 Century Drive	1981	100,036	70.5	1,626	0.28	23.06
5 Century Drive	1981	79,739	97.3	1,302	0.22	16.78
6 Century Drive	1981	100,036	72.4	1,351	0.23	18.65
2 Dryden Way	1990	6,216	100.0	98	0.02	15.77
4 Gatehall Drive	1988	248,480	89.6	5,796	0.99	26.03
2 Hilton Court	1991	181,592	100.0	4,084	0.70	22.49
1633 Littleton Road	1978	57,722	100.0	1,131	0.19	19.59
600 Parsippany Road	1978	96,000	89.3	1,600	0.27	18.66
1 Sylvan Way	1989	150,557	100.0	3,524	0.60	23.41
5 Sylvan Way	1989	151,383	100.0	4,157	0.71	27.46
7 Sylvan Way	1987	145,983	100.0	3,219	0.55	22.05
35 Waterview Boulevard	1990	172,498	84.7	4,398	0.75	30.10
5 Wood Hollow Road	1979	317,040	96.7	6,299	1.08	20.55

PASSAIC COUNTY, NEW JERSEY
Clifton
777 Passaic Avenue	1983	75,000	93.2	1,603	0.27	22.93
Totowa
999 Riverview Drive	1988	56,066	100.0	1,084	0.19	19.33

SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	87.9	615	0.11	14.28
233 Mt. Airy Road	1987	66,000	100.0	1,315	0.22	19.92
Bernards
106 Allen Road	2000	132,010	98.9	3,181	0.54	24.36
Bridgewater
721 Route 202/206	1989	192,741	81.2	3,740	0.64	23.90

UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	96.2	4,467	0.76	25.44
Cranford
6 Commerce Drive	1973	56,000	84.1	1,024	0.18	21.74
11 Commerce Drive	1981	90,000	95.5	1,390	0.24	16.17
12 Commerce Drive	1967	72,260	95.1	967	0.17	14.07
14 Commerce Drive	1971	67,189	76.2	955	0.16	18.65
20 Commerce Drive	1990	176,600	100.0	4,483	0.77	25.39
25 Commerce Drive	1971	67,749	90.1	1,316	0.23	21.56
65 Jackson Drive	1984	82,778	97.5	1,868	0.32	23.15

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

	Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/08 (%) (a)	2008 Base Rent ($000’s) (b) (c)	Percentage Of Total 2008 Base Rent %	2008 Average Base Rent Per Sq. Ft. ($) (c) (d)
New Providence
890 Mountain Avenue	1977	80,000	95.1	1,825	0.31	23.99

Total New Jersey Office		17,646,642	92.6	376,450	64.39	23.05

NEW YORK COUNTY, NEW YORK
New York
125 Broad Street (e)	1970	524,476	100.0	16,731	2.86	39.47

ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	91.4	3,635	0.62	22.09

WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road (c)	1975	60,000	94.4	1,102	0.19	19.46
101 Executive Boulevard	1971	50,000	43.0	524	0.09	24.37
555 Taxter Road	1986	170,554	100.0	4,238	0.73	24.85
565 Taxter Road	1988	170,554	98.8	4,068	0.70	24.14
570 Taxter Road	1972	75,000	77.4	1,540	0.26	26.53
Hawthorne
1 Skyline Drive	1980	20,400	99.0	366	0.06	18.12
2 Skyline Drive	1987	30,000	98.9	487	0.08	16.41
7 Skyline Drive	1987	109,000	98.7	2,594	0.44	24.11
17 Skyline Drive	1989	85,000	100.0	1,098	0.19	12.92
19 Skyline Drive	1982	248,400	100.0	4,362	0.75	17.56
Tarrytown
200 White Plains Road	1982	89,000	99.3	2,009	0.34	22.73
220 White Plains Road	1984	89,000	97.6	2,081	0.36	23.96
White Plains
1 Barker Avenue	1975	68,000	99.0	1,750	0.30	26.00
3 Barker Avenue	1983	65,300	100.0	1,701	0.29	26.05
50 Main Street	1985	309,000	99.1	9,608	1.65	31.38
11 Martine Avenue	1987	180,000	84.6	4,546	0.78	29.85
1 Water Street	1979	45,700	100.0	1,178	0.20	25.78
Yonkers
1 Executive Boulevard	1982	112,000	100.0	2,822	0.48	25.20
3 Executive Boulevard	1987	58,000	100.0	1,509	0.26	26.02

Total New York Office		2,739,384	96.3	67,949	11.63	27.27

CHESTER COUNTY, PENNSYLVANIA
Berwyn
1000 Westlakes Drive	1989	60,696	95.7	1,589	0.27	27.36
1055 Westlakes Drive	1990	118,487	96.8	2,834	0.48	24.71
1205 Westlakes Drive	1988	130,265	84.0	2,639	0.45	24.12
1235 Westlakes Drive	1986	134,902	98.0	2,928	0.50	22.15

DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive	1986	95,000	100.0	2,551	0.44	26.85
200 Stevens Drive	1987	208,000	100.0	5,657	0.97	27.20
300 Stevens Drive	1992	68,000	89.6	1,460	0.25	23.96

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

	Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/08 (%) (a)	2008 Base Rent ($000’s) (b) (c)	Percentage Of Total 2008 Base Rent %	2008 Average Base Rent Per Sq. Ft. ($) (c) (d)
Media
1400 Providence Road – Center I	1986	100,000	94.2	2,098	0.36	22.27
1400 Providence Road – Center II	1990	160,000	99.3	3,354	0.57	21.11
MONTGOMERY COUNTY, PENNSYLVANIA
Bala Cynwyd
150 Monument Road	1981	125,783	99.9	3,064	0.52	24.38
Blue Bell
4 Sentry Parkway	1982	63,930	85.0	1,321	0.23	24.31
5 Sentry Parkway East	1984	91,600	50.3	630	0.11	13.67
5 Sentry Parkway West	1984	38,400	31.5	221	0.04	18.27
16 Sentry Parkway	1988	93,093	100.0	2,359	0.40	25.34
18 Sentry Parkway	1988	95,010	84.4	2,143	0.37	26.72
King of Prussia
2200 Renaissance Boulevard	1985	174,124	82.0	2,479	0.42	17.36
Lower Providence
1000 Madison Avenue	1990	100,700	81.3	1,415	0.24	17.28
Plymouth Meeting
1150 Plymouth Meeting Mall	1970	167,748	92.6	3,134	0.54	20.18

Total Pennsylvania Office		2,025,738	90.0	41,876	7.16	22.97

FAIRFIELD COUNTY, CONNECTICUT
Norwalk
40 Richards Avenue	1985	145,487	76.6	2,487	0.43	22.32
Stamford
1266 East Main Street	1984	179,260	73.3	3,686	0.63	28.05

Total Connecticut Office		324,747	74.8	6,173	1.06	25.42

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	100.0	6,784	1.17	40.01
1400 L Street, NW	1987	159,000	100.0	5,762	0.99	36.24

Total District of Columbia Office		328,549	100.0	12,546	2.16	38.19

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
9200 Edmonston Road	1973	38,690	100.0	910	0.16	23.52
6301 Ivy Lane	1979	112,003	80.7	2,106	0.36	23.30
6303 Ivy Lane	1980	112,047	62.2	1,927	0.33	27.65
6305 Ivy Lane	1982	112,022	70.2	1,631	0.28	20.74
6404 Ivy Lane	1987	165,234	77.9	2,649	0.45	20.58
6406 Ivy Lane	1991	163,857	0.0	2,773	0.47	0.00
6411 Ivy Lane	1984	138,405	85.5	2,833	0.48	23.94
Lanham
4200 Parliament Place	1989	122,000	85.8	2,729	0.47	26.07

Total Maryland Office		964,258	65.2	17,558	3.00	27.91

TOTAL OFFICE PROPERTIES		24,029,318	91.6	522,552	89.40	23.94

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Property Listing Office/Flex Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/08 (%) (a)	2008 Base Rent ($000’s) (b) (c)	Percentage Of Total 2008 Base Rent %	2008 Average Base Rent Per Sq. Ft. ($) (c) (d)
BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	100.0	521	0.09	8.08
5 Terri Lane	1992	74,555	100.0	654	0.11	8.77
Moorestown
2 Commerce Drive	1986	49,000	21.3	81	0.01	7.76
101 Commerce Drive	1988	64,700	100.0	275	0.05	4.25
102 Commerce Drive	1987	38,400	87.5	219	0.04	6.52
201 Commerce Drive	1986	38,400	100.0	191	0.03	4.97
202 Commerce Drive	1988	51,200	100.0	242	0.04	4.73
1 Executive Drive	1989	20,570	81.1	157	0.03	9.41
2 Executive Drive	1988	60,800	100.0	451	0.08	7.42
101 Executive Drive	1990	29,355	99.7	288	0.05	9.84
102 Executive Drive	1990	64,000	100.0	423	0.07	6.61
225 Executive Drive	1990	50,600	67.6	239	0.04	6.99
97 Foster Road	1982	43,200	50.0	140	0.02	6.48
1507 Lancer Drive	1995	32,700	100.0	134	0.02	4.10
1245 North Church Street	1998	52,810	100.0	347	0.06	6.57
1247 North Church Street	1998	52,790	58.1	241	0.04	7.86
1256 North Church Street	1984	63,495	100.0	452	0.08	7.12
840 North Lenola Road	1995	38,300	100.0	367	0.06	9.58
844 North Lenola Road	1995	28,670	100.0	182	0.03	6.35
915 North Lenola Road	1998	52,488	100.0	277	0.05	5.28
2 Twosome Drive	2000	48,600	100.0	439	0.08	9.03
30 Twosome Drive	1997	39,675	89.9	268	0.05	7.51
31 Twosome Drive	1998	84,200	100.0	470	0.08	5.58
40 Twosome Drive	1996	40,265	100.0	291	0.05	7.23
41 Twosome Drive	1998	43,050	100.0	251	0.04	5.83
50 Twosome Drive	1997	34,075	100.0	252	0.04	7.40

GLOUCESTER COUNTY, NEW JERSEY
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	148	0.03	6.85

MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Center Boulevard	1989	13,275	100.0	193	0.03	14.54
200 Horizon Drive	1991	45,770	100.0	594	0.10	12.98
300 Horizon Drive	1989	69,780	100.0	1,154	0.20	16.54
500 Horizon Drive	1990	41,205	100.0	623	0.11	15.12

MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	655	0.11	18.71
1340 Campus Parkway	1992	72,502	100.0	939	0.16	12.95
1345 Campus Parkway	1995	76,300	100.0	950	0.16	12.45
1433 Highway 34	1985	69,020	76.4	539	0.09	10.22
1320 Wyckoff Avenue	1986	20,336	100.0	178	0.03	8.75
1324 Wyckoff Avenue	1987	21,168	100.0	230	0.04	10.87

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/08 (%) (a)	2008 Base Rent ($000’s) (b) (c)	Percentage Of Total 2008 Base Rent %	2008 Average Base Rent Per Sq. Ft. ($) (c) (d)
PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	100.0	534	0.09	13.71
2 Center Court	1998	30,600	99.3	396	0.07	13.03
11 Commerce Way	1989	47,025	100.0	577	0.10	12.27
20 Commerce Way	1992	42,540	100.0	391	0.07	9.19
29 Commerce Way	1990	48,930	100.0	711	0.12	14.53
40 Commerce Way	1987	50,576	72.1	508	0.09	13.93
45 Commerce Way	1992	51,207	96.4	472	0.08	9.56
60 Commerce Way	1988	50,333	73.6	506	0.09	13.66
80 Commerce Way	1996	22,500	100.0	302	0.05	13.42
100 Commerce Way	1996	24,600	66.9	330	0.06	20.05
120 Commerce Way	1994	9,024	100.0	125	0.02	13.85
140 Commerce Way	1994	26,881	99.5	374	0.06	13.98

Total New Jersey Office/Flex		2,189,531	92.4	19,281	3.30	9.53

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	100.0	430	0.07	13.52
75 Clearbrook Road	1990	32,720	100.0	702	0.12	21.45
125 Clearbrook Road	2002	33,000	100.0	712	0.12	21.58
150 Clearbrook Road	1975	74,900	100.0	1,187	0.20	15.85
175 Clearbrook Road	1973	98,900	100.0	1,589	0.27	16.07
200 Clearbrook Road	1974	94,000	99.8	1,288	0.22	13.73
250 Clearbrook Road	1973	155,000	97.3	1,423	0.24	9.44
50 Executive Boulevard	1969	45,200	98.7	491	0.08	11.01
77 Executive Boulevard	1977	13,000	100.0	159	0.03	12.23
85 Executive Boulevard	1968	31,000	93.8	546	0.09	18.78
300 Executive Boulevard	1970	60,000	100.0	441	0.08	7.35
350 Executive Boulevard	1970	15,400	98.8	296	0.05	19.45
399 Executive Boulevard	1962	80,000	100.0	777	0.13	9.71
400 Executive Boulevard	1970	42,200	100.0	781	0.13	18.51
500 Executive Boulevard	1970	41,600	94.3	556	0.10	14.17
525 Executive Boulevard	1972	61,700	83.6	814	0.14	15.78
1 Westchester Plaza	1967	25,000	100.0	336	0.06	13.44
2 Westchester Plaza	1968	25,000	100.0	516	0.09	20.64
3 Westchester Plaza	1969	93,500	50.4	622	0.11	13.20
4 Westchester Plaza	1969	44,700	100.0	470	0.08	10.51
5 Westchester Plaza	1969	20,000	88.9	293	0.05	16.48
6 Westchester Plaza	1968	20,000	100.0	341	0.06	17.05
7 Westchester Plaza	1972	46,200	100.0	765	0.13	16.56
8 Westchester Plaza	1971	67,200	100.0	908	0.16	13.51
Hawthorne
200 Saw Mill River Road	1965	51,100	92.0	686	0.12	14.59
4 Skyline Drive	1987	80,600	92.2	1,319	0.23	17.75
5 Skyline Drive	1980	124,022	99.3	1,674	0.29	13.59
6 Skyline Drive	1980	44,155	100.0	443	0.08	10.03
8 Skyline Drive	1985	50,000	79.1	787	0.13	19.90
10 Skyline Drive	1985	20,000	84.4	357	0.06	21.15

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/08 (%) (a)	2008 Base Rent ($000’s) (b) (c)	Percentage Of Total 2008 Base Rent %	2008 Average Base Rent Per Sq. Ft. ($) (c) (d)
11 Skyline Drive	1989	45,000	100.0	804	0.14	17.87
12 Skyline Drive	1999	46,850	100.0	690	0.12	14.73
15 Skyline Drive	1989	55,000	88.2	987	0.17	20.35
Yonkers
100 Corporate Boulevard	1987	78,000	98.3	1,446	0.25	18.86
200 Corporate Boulevard South	1990	84,000	99.8	1,503	0.26	17.93
4 Executive Plaza	1986	80,000	100.0	1,367	0.23	17.09
6 Executive Plaza	1987	80,000	100.0	1,388	0.24	17.35
1 Odell Plaza	1980	106,000	99.9	1,536	0.26	14.51
3 Odell Plaza	1984	71,065	100.0	1,597	0.27	22.47
5 Odell Plaza	1983	38,400	89.2	409	0.07	11.94
7 Odell Plaza	1984	42,600	99.6	768	0.13	18.10

Total New York Office/Flex		2,348,812	95.5	34,204	5.86	15.25

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,360	0.23	15.45
500 West Avenue	1988	25,000	82.3	375	0.06	18.23
550 West Avenue	1990	54,000	100.0	855	0.15	15.83
600 West Avenue	1999	66,000	100.0	804	0.14	12.18
650 West Avenue	1998	40,000	100.0	642	0.11	16.05

Total Connecticut Office/Flex		273,000	98.4	4,036	0.69	15.03

TOTAL OFFICE/FLEX PROPERTIES		4,811,343	94.3	57,521	9.85	12.68

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Property Listing Industrial/Warehouse, Retail and Land Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/08 (%) (a)	2008 Base Rent ($000’s) (b) (c)	Percentage Of Total 2008 Base Rent %	2008 Average Base Rent Per Sq. Ft. ($) (c) (d)

WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane	1957	6,600	100.0	86	0.01	13.03
2 Warehouse Lane	1957	10,900	100.0	162	0.03	14.86
3 Warehouse Lane	1957	77,200	100.0	324	0.06	4.20
4 Warehouse Lane	1957	195,500	97.4	1,639	0.28	8.61
5 Warehouse Lane	1957	75,100	97.1	956	0.16	13.11
6 Warehouse Lane	1982	22,100	100.0	513	0.09	23.21

Total Industrial/Warehouse Properties		387,400	98.1	3,680	0.63	9.68

WESTCHESTER COUNTY, NEW YORK
Tarrytown
230 White Plains Road	1984	9,300	100.0	195	0.03	20.97
Yonkers
2 Executive Boulevard	1986	8,000	100.0	262	0.04	32.75

Total Retail Properties		17,300	100.0	457	0.07	26.42

WESTCHESTER COUNTY, NEW YORK
Elmsford
700 Executive Boulevard	--	--	--	114	0.02	--
Yonkers
1 Enterprise Boulevard	--	--	--	185	0.03	--

Total Land Leases		--	--	299	0.05	--

TOTAL PROPERTIES		29,245,361	92.1	584,509	100.00	21.86

(a)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring March 31, 2008 aggregating 70,107 square feet (representing 0.2 percent of the Company’s total net rentable square footage) for which no new leases were signed.

(b)
Total base rent for the 12 months ended March 31, 2008, determined in accordance with generally accepted accounting principles (“GAAP”).  Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.

(c)	Excludes space leased by the Company.
(d)
Base rent for the 12 months ended March 31, 2008, divided by net rentable square feet leased at March 31, 2008.  For those properties acquired or placed in service during the 12 months ended March 31, 2008, amounts are annualized, as per Note e.

(e)
As this property was acquired or placed in service by the Company during the 12 months ended March 31, 2008, the amounts represented in 2008 base rent reflect only that portion of the year during which the Company owned the property.  Accordingly, these amounts may not be indicative of the property’s full year results.  For comparison purposes, the amounts represented in 2008 average base rent per sq. ft. for this property have been calculated by taking 2008 base rent for such property and annualizing these partial-year results, dividing such annualized amounts by the net rentable square feet leased at March 31, 2008.  These annualized per square foot amounts may not be indicative of the property’s results had the Company owned such property for the entirety of the 12 months ended March 31, 2008.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Significant Tenants

The following table sets forth a schedule of the Company’s 50 largest tenants for the Consolidated Properties as of March 31, 2008, based upon annualized base rents:

	Number of Properties	Annualized Base Rental Revenue ($) (a)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased	Percentage Total Company Leased Sq. Ft. (%)	Year of Lease Expiration
Citigroup Global Markets, Inc.	6	14,157,108	2.2	462,077	1.8	2018	(b)
DB Services New Jersey, Inc.	2	10,905,426	1.8	402,068	1.5	2017
National Union Fire Insurance	1	10,490,646	1.8	394,849	1.5	2012
New Cingular Wireless PCS, LLC	4	9,144,930	1.5	410,313	1.5	2014	(c)
United States Of America-GSA	11	8,948,893	1.5	283,685	1.1	2017	(d)
Keystone Mercy Health Plan	2	8,003,134	1.4	303,149	1.1	2015
Prentice-Hall, Inc.	1	7,694,097	1.3	474,801	1.8	2014
Forest Laboratories, Inc.	2	7,463,777	1.3	202,857	0.8	2017	(e)
Daiichi Sankyo, Inc.	3	6,878,753	1.2	226,807	0.9	2022	(f)
American Institute of Certified Public Accountants	1	6,653,005	1.1	249,768	0.9	2012
ICAP Securities USA, LLC	1	6,236,408	1.1	159,834	0.6	2017
Toys 'R' Us – NJ, Inc.	1	6,072,651	1.0	242,518	0.9	2012
Morgan Stanley & Co., Inc.	5	6,016,566	1.0	385,667	1.5	2015	(g)
Lehman Brothers Holdings, Inc.	1	5,835,986	1.0	270,063	1.0	2018	(h)
Allstate Insurance Company	10	5,734,417	1.0	237,559	0.9	2017	(i)
TD Ameritrade Online Holdings	1	5,701,671	1.0	184,222	0.7	2015
Merrill Lynch Pierce Fenner	3	5,294,084	0.9	306,125	1.2	2017	(j)
Credit Suisse First Boston	1	5,212,307	0.9	153,464	0.6	2012	(k)
KPMG, LLP	3	5,024,296	0.8	181,025	0.7	2012	(l)
National Financial Services	1	4,798,621	0.8	112,964	0.4	2012
IBM Corporation	3	4,788,402	0.8	310,263	1.2	2012	(m)
Montefiore Medical Center	5	4,066,055	0.7	199,914	0.8	2019	(n)
Bank Of Tokyo-Mitsubishi, Ltd.	1	3,872,785	0.7	137,076	0.5	2019
Vonage America, Inc.	1	3,857,000	0.7	350,000	1.3	2017
AT&T Corp.	1	3,805,000	0.6	275,000	1.0	2014
Wyndham Worldwide Corporation	1	3,773,775	0.6	150,951	0.6	2009
Samsung Electronics America	1	3,678,028	0.6	131,300	0.5	2010
SSB Realty, LLC	1	3,492,830	0.6	114,519	0.4	2009
Wyndham Worldwide Operations	1	3,211,626	0.5	145,983	0.6	2011
E*Trade Financial Corporation	1	3,124,160	0.5	106,573	0.4	2022
Dow Jones & Company, Inc.	1	3,057,773	0.5	92,312	0.3	2012
High Point Safety & Insurance	2	2,727,009	0.5	116,889	0.4	2020
American Home Assurance Co.	2	2,686,732	0.5	131,174	0.5	2019	(o)
SunAmerica Asset Management	1	2,680,409	0.5	69,621	0.3	2018
Moody’s Investors Service	1	2,671,149	0.5	91,344	0.3	2011	(p)
Oppenheimer & Co., Inc.	1	2,636,192	0.4	104,008	0.4	2013
United States Life Insurance Co.	1	2,520,000	0.4	180,000	0.7	2013
AAA Mid-Atlantic, Inc.	2	2,517,680	0.4	129,784	0.5	2022	(q)
Regus Business Centre Corp.	2	2,488,274	0.4	79,805	0.3	2011
New Jersey Turnpike Authority	1	2,455,463	0.4	100,223	0.4	2017
Tradeweb Markets, LLC	1	2,453,235	0.4	64,976	0.2	2017
Natixis North America, Inc.	1	2,408,679	0.4	83,629	0.3	2021
Movado Group, Inc	1	2,283,547	0.4	90,050	0.3	2013
UBS Financial Services, Inc.	3	2,127,185	0.4	79,530	0.3	2016	(r)
Barr Laboratories, Inc.	1	2,119,597	0.4	89,510	0.3	2015
Ark Asset Management Co., Inc.	1	2,094,608	0.4	67,568	0.3	2017
Nextel of New York, Inc.	2	2,093,440	0.4	97,436	0.4	2014	(s)
GAB Robins North America Inc.	2	2,087,199	0.4	84,649	0.3	2009	(t)
Norris, McLaughlin & Marcus, PA	1	2,085,912	0.4	86,913	0.3	2017
Bearingpoint, Inc.	1	2,065,834	0.3	77,956	0.3	2011

TOTALS		232,196,354	39.3	9,482,771	35.8

See footnotes on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Significant Tenants

(Continued)

(a)
Annualized base rental revenue is based on actual March, 2008 billings times 12.  For leases whose rent commences after April 1, 2008, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)	38,196 square feet expire in 2009; 330,900 square feet expire in 2010; 26,834 square feet expire in 2014; 26,262 square feet expire in 2016; 39,885 square feet expire in 2018.
(c)	4,783 square feet expire in 2008; 333,145 square feet expire in 2013; 72,385 square feet expire in 2014.
(d)
7,008 square feet expire in 2008; 4,950 square feet expire in 2010; 9,901 square feet expire in 2011; 11,216 square feet expire in 2012; 58,392 square feet expire in 2013; 4,879 square feet expire in 2014; 180,729 square feet expire in 2015; 6,610 square feet expire in 2017.

(e)	22,785 square feet expire in 2010; 180,072 square feet expire in 2017.
(f)	46,000 square feet expire in 2009; 8,907 square feet expire in 2013; 171,900 square feet expire in 2022.
(g)	19,500 square feet expire in 2008; 7,000 square feet expire in 2009; 23,343 square feet expire in 2010; 306,170 square feet expire in 2013; 29,654 square feet expire in 2015.
(h)	198,559 square feet expire in 2010; 71,504 square feet expire in 2018.
(i)
2,138 square feet expire in 2008; 22,185 square feet expire in 2009; 46,555 square feet expire in 2010; 83,693 square feet expire in 2011; 29,005 square feet expire in 2013; 53,983 square feet expire in 2017.

(j)	7,485 square feet expire in 2008; 4,451 square feet expire in 2009; 294,189 square feet expire in 2017.
(k)	71,511 square feet expire in 2011; 81,953 square feet expire in 2012.
(l)	46,440 square feet expire in 2009; 57,204 square feet expire in 2010; 77,381 square feet expire in 2012.
(m)	61,864 square feet expire in 2010; 248,399 square feet expire in 2012.
(n)
6,800 square feet expire in 2009; 5,850 square feet expire in 2014; 7,200 square feet expire in 2016; 30,872 square feet expire in 2017; 36,385 square feet expire in 2018; 112,807 square feet expire in 2019.

(o)	14,056 square feet expire in 2013; 117,118 square feet expire in 2019.
(p)	43,344 square feet expire in 2009; 36,193 square feet expire in 2010; 11,807 square feet expire in 2011.
(q)	9,784 square feet expire in 2017; 120,000 square feet expire in 2022.
(r)	21,554 square feet expire in 2010; 20,811 square feet expire in 2013; 37,165 square feet expire in 2016.
(s)	62,436 square feet expire in 2010; 35,000 square feet expire in 2014.
(t)	75,049 square feet expire in 2008; 9,600 square feet expire in 2009.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Schedule of Lease Expirations

All Consolidated Properties

The following table sets forth a schedule of lease expirations for the total of the Company’s office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Properties beginning April 1, 2008, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2008 through 2010 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2008 (c)
Northern NJ	53	425,417	1.6	9,936,062	23.36	1.7
Central NJ	34	173,483	0.7	4,210,212	24.27	0.7
Westchester Co., NY	60	182,558	0.7	4,099,651	22.46	0.7
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	34	348,908	1.3	5,660,285	16.22	0.9
Fairfield Co., CT	5	20,824	0.1	491,615	23.61	0.1
Washington, DC/MD	19	106,283	0.4	2,718,440	25.58	0.5
Rockland Co., NY	5	10,327	(d)	284,183	27.52	(d)
TOTAL – 2008	210	1,267,800	4.8	27,400,448	21.61	4.6

2009
Northern NJ	106	931,392	3.5	22,899,605	24.59	3.8
Central NJ	45	386,819	1.4	9,149,078	23.65	1.5
Westchester Co., NY	114	578,414	2.2	11,527,428	19.93	2.0
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	48	280,999	1.1	4,475,730	15.93	0.8
Fairfield Co., CT	12	40,538	0.1	891,413	21.99	0.2
Washington, DC/MD	17	74,810	0.3	1,982,007	26.49	0.3
Rockland Co., NY	8	23,584	0.1	583,384	24.74	0.1
TOTAL – 2009	350	2,316,556	8.7	51,508,645	22.24	8.7

2010
Northern NJ	114	1,200,096	4.5	28,134,541	23.44	4.9
Central NJ	72	590,492	2.2	13,142,080	22.26	2.2
Westchester Co., NY	89	505,944	1.9	10,010,405	19.79	1.7
Manhattan	2	330,900	1.3	10,711,233	32.37	1.8
Sub. Philadelphia	46	275,284	1.0	4,277,956	15.54	0.7
Fairfield Co., CT	8	31,577	0.1	843,785	26.72	0.1
Washington, DC/MD	31	168,446	0.7	4,692,504	27.86	0.8
Rockland Co., NY	4	8,239	-	211,160	25.63	-
TOTAL – 2010	366	3,110,978	11.7	72,023,664	23.15	12.2

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Schedule of Lease Expirations

All Consolidated Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2011	368	3,389,211	12.8	77,020,909	22.73	13.0

2012	252	2,801,902	10.6	66,197,374	23.63	11.2

2013	253	3,303,497	12.5	67,457,496	20.42	11.4

2014	136	1,823,223	6.9	39,953,244	21.91	6.8

2015	83	2,441,728	9.2	53,784,587	22.03	9.1

2016	65	918,086	3.5	18,334,490	19.97	3.1

2017	76	2,281,216	8.6	54,299,690	23.80	9.2

2018	54	907,496	3.4	22,287,076	24.56	3.8

2019 and thereafter	58	1,929,086	7.3	41,306,026	21.41	6.9
Totals/Weighted
Average	2,271	26,490,779 (c)	100.0	591,573,649	22.33	100.0

(a)
Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual March 2008 billings times 12.  For leases whose rent commences after April 1, 2008, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring March 31, 2008 aggregating 70,107 square feet and representing annualized rent of $1,684,945 for which no new leases were signed.
(d)	Represents less than .05%
(e)	Reconciliation to Company’s total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	26,490,779
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary
service tenants and occupancy adjustments	446,715
Square footage unleased	2,307,867
Total net rentable square footage (does not include land leases)	29,245,361

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Schedule of Lease Expirations

Office Properties

The following table sets forth a schedule of lease expirations for the office properties beginning April 1, 2008, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2008 through 2010 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2008 (c)
Northern NJ	49	370,976	1.7	9,289,696	25.04	1.8
Central NJ	32	166,553	0.8	4,117,609	24.72	0.8
Westchester Co., NY	35	106,824	0.5	2,835,088	26.54	0.5
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	23	242,410	1.1	4,785,183	19.74	0.9
Fairfield Co., CT	4	13,824	0.1	407,615	29.49	0.1
Washington, DC/MD	19	106,283	0.5	2,718,440	25.58	0.5
Rockland Co., NY	5	10,327	0.1	284,183	27.52	0.1
TOTAL – 2008	167	1,017,197	4.8	24,437,814	24.02	4.7

2009
Northern NJ	96	853,427	3.9	21,817,094	25.56	4.2
Central NJ	39	346,053	1.6	8,631,323	24.94	1.6
Westchester Co., NY	67	225,646	1.1	5,984,603	26.52	1.1
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	31	151,131	0.7	3,473,671	22.98	0.7
Fairfield Co., CT	9	19,963	0.1	498,438	24.97	0.1
Washington, DC/MD	17	74,810	0.4	1,982,007	26.49	0.4
Rockland Co., NY	8	23,584	0.1	583,384	24.74	0.1
TOTAL – 2009	267	1,694,614	7.9	42,970,520	25.36	8.2

2010
Northern NJ	101	1,076,537	4.9	26,590,113	24.70	5.0
Central NJ	57	405,340	1.9	10,365,101	25.57	2.0
Westchester Co., NY	49	172,192	0.8	4,625,718	26.86	0.9
Manhattan	2	330,900	1.5	10,711,233	32.37	2.0
Sub. Philadelphia	30	143,264	0.7	3,328,333	23.23	0.6
Fairfield Co., CT	8	31,577	0.2	843,785	26.72	0.2
Washington, DC/MD	31	168,446	0.8	4,692,504	27.86	0.9
Rockland Co., NY	4	8,239	(d)	211,160	25.63	(d)
TOTAL – 2010	282	2,336,495	10.8	61,367,947	26.26	11.6

2011	304	2,853,889	13.2	70,629,196	24.75	13.4

2012	188	2,219,089	10.3	58,611,020	26.41	11.1

2013	187	2,550,543	11.8	58,020,906	22.75	11.0

2014	110	1,599,077	7.4	36,989,107	23.13	7.0

2015	71	2,247,803	10.4	51,687,457	22.99	9.8

2016	51	601,437	2.8	14,151,831	23.53	2.7

2017	62	2,116,810	9.8	51,600,353	24.38	9.8

2018	34	646,302	3.0	18,610,980	28.80	3.5

2019 and thereafter	49	1,678,466	7.8	37,947,251	22.61	7.2
Totals/Weighted Average	1,772	21,561,722 (c)	100.0	527,024,382	24.44	100.0

(a)	Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual March 2008 billings times 12.  For leases whose rent commences after April 1, 2008, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring March 31, 2008 aggregating 70,107 square feet and representing annualized rent of $1,684,945 for which no new leases were signed.
(d)	Represents 0.05% or less.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Schedule of Lease Expirations

Office/Flex Properties

The following table sets forth a schedule of lease expirations for the office/flex properties beginning April 1, 2008, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2008 through 2010 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2008 (c)
Northern NJ	4	54,441	1.2	646,366	11.87	1.0
Central NJ	2	6,930	0.1	92,603	13.36	0.2
Westchester Co., NY	24	74,384	1.6	1,252,561	16.84	2.1
Sub. Philadelphia	11	106,498	2.4	875,102	8.22	1.5
Fairfield Co., CT	1	7,000	0.1	84,000	12.00	0.1
TOTAL – 2008	42	249,253	5.4	2,950,632	11.84	4.9

2009
Northern NJ	10	77,965	1.7	1,082,511	13.88	1.8
Central NJ	6	40,766	0.9	517,755	12.70	0.9
Westchester Co., NY	42	301,123	6.6	4,617,275	15.33	7.7
Sub. Philadelphia	17	129,868	2.9	1,002,059	7.72	1.7
Fairfield Co., CT	3	20,575	0.5	392,975	19.10	0.6
TOTAL – 2009	78	570,297	12.6	7,612,575	13.35	12.7

2010
Northern NJ	13	123,559	2.7	1,544,428	12.50	2.6
Central NJ	15	185,152	4.1	2,776,979	15.00	4.6
Westchester Co., NY	38	300,802	6.7	4,987,587	16.58	8.3
Sub. Philadelphia	16	132,020	2.9	949,623	7.19	1.6
Fairfield Co., CT	-	-	-	-	-	-
TOTAL – 2010	82	741,533	16.4	10,258,617	13.83	17.1

2011	63	527,722	11.7	6,296,713	11.93	10.5

2012	63	576,175	12.7	7,522,629	13.06	12.5

2013	55	598,649	13.2	8,117,823	13.56	13.5

2014	26	224,146	5.0	2,964,137	13.22	4.9

2015	12	193,925	4.3	2,097,130	10.81	3.5

2016	12	181,567	4.0	2,764,298	15.22	4.6

2017	14	164,406	3.6	2,699,337	16.42	4.5

2018	19	253,194	5.6	3,451,096	13.63	5.7

2019 and thereafter	9	250,620	5.5	3,358,775	13.40	5.6
Totals/Weighted
Average	475	4,531,487	100.0	60,093,762	13.26	100.0

(a)	Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual March 2008 billings times 12.  For leases whose rent commences after April 1, 2008, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. Includes office/flex tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008

Schedule of Lease Expirations

Industrial/Warehouse Properties

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning April 1, 2008, assuming that none of the tenants exercise renewal or termination options.  All industrial/warehouse properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2008	1	1,350	0.3	12,002	8.89	0.3

2009	4	42,345	11.1	730,550	17.25	18.1

2010	2	32,950	8.7	397,100	12.05	9.8

2011	1	7,600	2.0	95,000	12.50	2.4

2012	1	6,638	1.8	63,725	9.60	1.6

2013	11	154,305	40.6	1,318,767	8.55	32.6

2016	2	135,082	35.5	1,418,361	10.50	35.2
Totals/Weighted
Average	22	380,270	100.0	4,035,505	10.61	100.0

(a)	Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual March 2008 billings times 12.  For leases whose rent commences after April 1, 2008, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning April 1, 2008, assuming that none of the tenants exercise renewal or termination options.  All stand-alone retail properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2009	1	9,300	53.8	195,000	20.97	46.4

2018	1	8,000	46.2	225,000	28.13	53.6
Totals/Weighted
Average	2	17,300	100.0	420,000	24.28	100.0

(a)	Includes stand-alone retail property tenants only.
(b)	Annualized base rental revenue is based on actual March 2008 billings times 12. For leases whose rent commences after April 1, 2008 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2008